                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:


[X]  Preliminary Proxy Statement              [_]  Confidential, for Use of the
[_]  Definitive Proxy Statement                    Commission Only (as permitted
[_]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      AMERICAN INDUSTRIAL PROPERTIES REIT
               (Name of Registrant as Specified in Its Charter)

                                Not Applicable
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     ---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------
     (5)  Total fee paid:
     ---------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
     ---------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
     ---------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     ---------------------------------------------------------------------------
     (3)  Filing Party:
     ---------------------------------------------------------------------------
     (4)  Date Filed:
     ---------------------------------------------------------------------------

                      AMERICAN INDUSTRIAL PROPERTIES REIT
                                _______________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 11, 1997
                                _______________


TO THE SHAREHOLDERS OF AMERICAN INDUSTRIAL PROPERTIES REIT:

          You are cordially invited to attend the Annual Meeting of Shareholders of American Industrial Properties REIT to be held at 2200 Ross Avenue, 40th Floor, Dallas, Texas 75201, on Wednesday, June 11, 1997, at 9:00 a.m. (Dallas time), for the following purposes:

          1. To consider and vote upon a plan of recapitalization for the Trust that includes, among other things, the adoption of a Third Amended and Restated Declaration of Trust, which contains significant amendments, adoption of an Employee and Trust Manager Incentive Share Plan and approval of a transaction to convert certain debt of the Trust to equity, as discussed in detail in the Proxy Statement and as enumerated in the Exhibits thereto.

          2. To ratify the selection of Ernst & Young LLP as independent auditors for the year ended December 31, 1996.

          3.  To elect five Trust Managers.

          4. To approve the postponement or adjournment of the Annual Meeting for the solicitation of additional votes, if necessary.

          5.  To transact such other business as may properly come before the
              Annual Meeting or any postponements or adjournments thereof.
          Only holders of record of Shares of Beneficial Interest of the Trust on _________, 1997 will be entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof.

          A copy of the Proxy Statement relating to the Annual Meeting accompanies this Notice of Annual Meeting of Shareholders. Each shareholder is urged to read the Proxy Statement in its entirety.

                            YOUR VOTE IS IMPORTANT

          IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES OF BENEFICIAL INTEREST YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON BUT WHETHER OR NOT YOU PLAN TO ATTEND, YOU MAY ENSURE YOUR REPRESENTATION BY COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                        By Order of the Trust Managers

                                               Marc A. Simpson
                                        Secretary and Chief Financial Officer
6220 North Beltline
Suite 205
Irving, Texas 75063
(972) 550-6053
________________, 1997

                      AMERICAN INDUSTRIAL PROPERTIES REIT
                              6220 NORTH BELTLINE
                                   SUITE 205
                             IRVING, TEXAS  75063
                                (972) 550-6053

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF SHAREHOLDERS
                           WEDNESDAY, JUNE 11, 1997

                               -----------------


          This Proxy Statement is furnished in connection with the solicitation of Proxies by the Trust Managers of American Industrial Properties REIT, a Texas real estate investment trust (the "Trust"), for use at the Annual Meeting of Shareholders to be held at 2200 Ross Avenue, 40th Floor, Dallas, Texas 75201 at 9:00 a.m. Dallas time on Wednesday, June 11, 1997. Accompanying this Proxy Statement is the Proxy for the Annual Meeting, which you may use to indicate your vote as to each of the proposals described in this Proxy Statement. This Proxy Statement and the accompanying Proxy are first being mailed to shareholders on or about April __, 1997. The Annual Report outlining the Trust's operations for the fiscal year ended December 31, 1995 (the "1995 Annual Report") was mailed to shareholders on or about August 5, 1996 and the Annual Report for the fiscal year ended December 31, 1996 was mailed to shareholders on or about March ___, 1997 (the "1996 Annual Report").


          The close of business on ___________, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the record date, the Trust had outstanding 10,000,000 shares of beneficial interest, $0.10 par value, the only outstanding security of the Trust (the "Common Shares"). A shareholder is entitled to cast one vote for each Common Share held on the record date on all matters to be considered at the Annual Meeting. As described below, if the Recapitalization Plan (as defined below) is not approved, shareholders may cumulate their votes in the election of Trust Managers. See "PROPOSAL TWO: Voting Procedures."



          At the Annual Meeting, action will be taken to: (i) consider and vote upon a plan of recapitalization that includes, among other things, the adoption of a Third Amended and Restated Declaration of Trust (the "Amended Declaration of Trust"), which contains significant amendments to the presently operative Declaration of Trust (the "Current Declaration of Trust"), adoption of an Employee and Trust Manager Incentive Share Plan and the approval of a transaction to convert certain debt of the Trust to Common Shares as discussed in detail below (the "Recapitalization Plan"); (ii) ratify the selection of Ernst & Young LLP as independent auditors for the Trust for the fiscal year ended December 31, 1996 (the "1996 Fiscal Year"); (iii) elect five Trust Managers to hold office until their successors, if any, are duly elected and qualified at the next annual meeting of shareholders; (iv) approve the postponement or adjournment of the Annual Meeting for the solicitation of additional votes, if necessary; and (v) to transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.


          Shareholders are urged to sign the accompanying Proxy, and after reviewing the information contained in this Proxy Statement and in the Annual Report, to return the Proxy in the envelope enclosed for that purpose. Valid Proxies will be voted at the Annual Meeting and at any adjournments thereof in the manner specified therein. If no direction is given, but the Proxy is validly executed, such Proxy will be voted FOR the adoption of the Recapitalization Plan, FOR the ratification of the selection of Ernst & Young LLP as independent auditors for the Trust for the 1996 Fiscal Year, FOR postponement or adjournment of the Annual Meeting for the solicitation of additional votes, if necessary and FOR the election of the nominees for Trust Manager set forth in this Proxy Statement. IN THEIR DISCRETION, THE PERSONS AUTHORIZED UNDER THE PROXIES WILL VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

          A shareholder may revoke his, her or its Proxy at any time before it is voted either by filing with the Secretary of the Trust at its principal executive office a written notice of revocation, by submitting a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his, her or its Common Shares in person.

          The holders of a majority of the Common Shares issued and outstanding and entitled to vote, present in person or represented by Proxy (5,000,001 Common Shares), shall constitute a quorum for the transaction of business at the Annual Meeting. If such quorum should not be present at the Annual Meeting, the Annual Meeting may be adjourned from time to time without notice, other than announcement at the Annual Meeting, until a quorum shall be present.


          If necessary, the Annual Meeting may be postponed or adjourned for the solicitation of additional votes. Adoption of the proposal to adjourn or postpone the Annual Meeting for the solicitation of additional votes requires approval by the holders of a majority of the Common Shares present in person or represented by proxy, and entitled to vote at the Annual Meeting.

          Abstentions and broker non-votes (where a nominee holding Common Shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) will be included in the determination of the number of Common Shares present at the Annual Meeting for quorum purposes. Abstentions and broker non-votes will have the same effect as a vote against the proposals. Failure to return the Proxy or failure to vote at the Annual Meeting will have the same effect as a vote against the proposals.

          The Trust's principal executive offices are located at 6220 North Beltline, Suite 205, Irving, Texas 75063.

                                 PROPOSAL ONE

                     ADOPTION OF THE RECAPITALIZATION PLAN


          The Board of Trust Managers (the "Board") has unanimously approved and recommends that the shareholders of the Trust approve the Recapitalization Plan, which provides for, among other things, an improved capital structure through increasing the authorized number and classes of shares of beneficial interest and providing for the issuance of additional securities, thereby providing the Trust the flexibility to raise additional equity capital through subsequent public or private offerings and to acquire additional properties through the issuance of securities. The Recapitalization Plan also includes a provision that would approve the conversion into Common Shares of certain debt that was acquired by USAA Real Estate Company ("USAA REALCO"), a 31.82% shareholder in the Trust on February 26, 1997. USAA REALCO acquired the debt from The Manufacturers Life Insurance Company (U.S.A.). If the shareholders approve the Recapitalization Plan, the debt will be convertible (in whole or in part) into Common Shares of the Trust at the option of USAA REALCO and pursuant to a prescribed formula. USAA REALCO is the real estate acquisition and management arm of its parent company, United Services Automobile Association, an insurance and financial services association based in San Antonio, Texas.

BACKGROUND


          As noted in the discussion that follows, certain proposed amendments to the Current Declaration of Trust are specifically drafted to improve the Trust's capital structure, and other proposed amendments are drafted to comport to industry standards and corresponding sections of the Texas Real Estate Investment Trust Act (the "Texas REIT Act"), which was amended effective September 1, 1995. The following discussion summarizes certain aspects of the Recapitalization Plan. This summary is not intended to be complete and is subject to, and qualified in its entirety by, reference to the proposed Amended Declaration of Trust, a copy of which is attached hereto as Appendix A.
                                                            ----------

SHAREHOLDER VOTE


          The affirmative vote of the holders of two-thirds of the outstanding Common Shares (at least 6,666,667 Common Shares) is required to approve the Recapitalization Plan. The Trust Managers have unanimously approved and adopted the Recapitalization Plan, subject to the approval of the shareholders, and intend to vote Common Shares held by them in favor of the Recapitalization Plan. The Trust Managers and the executive officers of the Trust own a total of 108,150 Common Shares (1.08%). Additionally, USAA REALCO owns a total of 3,182,206 Common Shares (31.82%) and designated two of the five current Trust Managers. USAA REALCO has expressed its intent to vote Common Shares held by it in favor of the Recapitalization Plan. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGERS."

FEATURES OF THIRD AMENDED AND RESTATED DECLARATION OF TRUST

          Set forth below is a discussion of the proposed material amendments to the Current Declaration of Trust.

          ELIMINATION OF 15-YEAR MAJOR CAPITAL IMPROVEMENTS RESTRICTION. Article Three of the Current Declaration of Trust is proposed to be eliminated because it is no longer required by the Texas REIT Act. The prior Section 3.1(A)(3) of the Texas REIT Act mandated that a real estate investment trust ("REIT") organized under the Texas REIT Act include in its declaration of trust a provision requiring the REIT to make major capital improvements to any real property acquired by such REIT within 15 years of purchasing the real property. If such major capital improvements were not made within the 15-year period, the REIT was required to sell the property. The Texas REIT Act also afforded a private right of action to any citizen of Texas to enforce the 15-year major capital improvements provision. This provision was rescinded by the Texas legislature when the Texas REIT Act was amended effective September 1, 1995.

          Article Three of the Current Declaration of Trust was adopted when the Trust had a finite life and in order to comply with the former Texas REIT Act's 15-year major capital improvements requirement. The Trust Managers believe this provision should be removed because it unnecessarily and unreasonably restricts the Trust's investment policy and operations, particularly in light of the Trust's infinite life, and potentially exposes the Trust to private rights of action that are no longer sanctioned by the Texas REIT Act. As a result, the Amended Declaration of Trust removes the 15-year major capital improvements requirement in its entirety. The general effect of the proposed provision is to allow the Trust greater flexibility in investing in, holding, selling and improving real property.



          ADDITIONAL SHARES OF BENEFICIAL INTEREST AND CLASSIFICATION OF COMMON SHARES. In order to afford greater flexibility with respect to the future capitalization of the Trust, the Trust Managers have unanimously approved proposed Article Seven to the Amended Declaration of Trust to authorize 490,000,000 Common Shares in addition to the Common Shares presently authorized and outstanding for a total authorization of 500,000,000 Common Shares and 50,000,000 preferred shares of beneficial interest ("Preferred Shares"). Common Shares and Preferred Shares may be automatically deemed "Excess Securities" under certain circumstances described below.

          Common Shares. Subject to the preferential rights of any other shares or series of shares and to the provisions of the Amended Declaration of Trust regarding Excess Securities, holders of Common Shares are entitled to receive dividends on the Common Shares if, as and when authorized and declared by the Board out of assets legally available therefor and to share ratably in the assets of the Trust legally available for distribution to its shareholders in the event of its liquidation, dissolution or winding-up after payment of, or adequate provision for payment of, all known debts and liabilities of the Trust.

          Subject to the provisions of the Amended Declaration of Trust regarding Excess Securities, each outstanding Common Share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of Trust Managers, and, except as otherwise required by law or except as provided with respect to any other class or series of shares, the holders of Common Shares possess the exclusive voting power.

          Subject to the provisions of the Amended Declaration of Trust regarding Excess Securities, Common Shares have equal dividend, distribution, liquidation and other rights and will have no preference, appraisal or exchange rights. Holders of Common Shares have no conversion, sinking fund, redemption or preemptive rights to subscribe for any securities of the Trust.

          Preferred Shares. The Amended Declaration of Trust authorizes the Board to issue up to 50,000,000 Preferred Shares and to establish the preference and rights of any such shares issued. Preferred Shares may be issued from time to time, in one or more series, as authorized by the Board. Prior to the issuance of Preferred Shares of each series, the Board would be required by the Texas REIT Act and the Amended Declaration of Trust to fix for each series, subject to the provisions of the Amended Declaration of Trust regarding Excess Securities, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption, as are permitted by the Texas REIT Act. The Board will be able to authorize the issuance of Preferred Shares with terms and conditions that could have the effect of discouraging a takeover or other transaction that holders of Common Shares might believe to be in their best interests or in which holders of some, or a majority, of the Common Shares might receive a premium for their Common Shares over the then-current market price of such Common Shares. The Current Declaration of Trust does not authorize the issuance of preferred shares.

          As discussed below, if the Recapitalization Plan is approved by the shareholders, then certain debt of the Trust owned by USAA REALCO may be converted to Common Shares pursuant to an agreement between the Trust and USAA REALCO. See "TRANSACTION WITH USAA REALCO TO CONVERT MLI NOTES TO COMMON SHARES." The Trust currently has no other agreements for issuance of additional Common Shares or Preferred Shares. Nevertheless, the Trust may, in the future, pursue a variety of transactions that involve such an issuance, whether in exchange for cash or real properties, on such terms and conditions as are to be determined by the Board. Accordingly, it is currently not possible to predict the precise terms of any such transactions, or whether such transactions will be consummated. No further shareholder approval would be sought in connection with these transactions, unless shareholder approval is required under the Texas REIT Act or by the rules of the New York Stock Exchange ("NYSE") or any other national securities exchange on which securities of the Trust may become listed.

          General Effect. The Trust Managers believe it is in the best interests of the Trust and its shareholders to adopt proposed Article Seven in order to continue the Trust's strategy of pursuing the opportunities available in today's real estate and capital markets. Management believes these opportunities include the ability to acquire and develop industrial properties at investment yields in excess of the Trust's cost of capital, in order to achieve positive spread investing and increased cash flow to the Trust. There can be no assurance that such investments will be available, however, or if available, that such investments will result in investment yields in excess of the Trust's cost of capital. The Trust Managers also believe that the proposed Article Seven offers several potential benefits for the Trust and its shareholders which outweigh the potential detriments. These potential benefits and detriments include the following:


          Improved Capital Structure. On October 23, 1993, the shareholders of
          --------------------------
          the Trust approved a modification to the Declaration of Trust which had the effect of converting the Trust from a finite life entity with a maximum term of 15 years of existence into an infinite life entity with no predetermined date of termination. The finite life status of the Trust had limited the Trust's access to more competitively priced sources of capital. Consistent with the removal of the finite life limitation on the Trust, the Recapitalization Plan provides a capital structure under the proposed Amended Declaration of Trust which is expected to allow the Trust improved access to the capital markets which should enable it to adapt to changing capital market conditions while expanding and diversifying its investment portfolio. The Current Declaration of Trust authorizes the issuance of only 10,000,000 Common Shares, all such Common Shares being equal in rights and preferences. As of March 6, 1997, all 10,000,000 Common Shares were outstanding. The Amended Declaration of Trust will authorize the Trust to issue a total of 500,000,000 Common Shares and 50,000,000 Preferred Shares. Among other things, this greater number of authorized Common Shares and Preferred Shares provides the Trust with greater flexibility to issue shares, options or warrants to raise capital for the Trust. Also, the Trust would not have to amend its Declaration of Trust to increase the authorized capital stock of the Trust each time it proposes to enter into a transaction involving the issuance of securities. The time and expense required to obtain such approvals would likely cause such transactions to be impracticable.

          Purchase of Property With Securities.  Under the Amended Declaration
          ------------------------------------
          of Trust, the Trust would have a greater number of authorized Common Shares and other securities, which could be used by the Trust to acquire additional properties which meet the investment objectives and policies of the Trust. The availability of these additional Common Shares or other securities allows for additional flexibility in negotiating and structuring an acquisition from a potential seller. There can be no assurance, however, that the Trust will be able to acquire properties through the issuance of Common Shares or other securities.

          Dilution. The Recapitalization Plan will result in a substantially
          --------
          greater number of authorized shares than the Trust has under the Current Declaration of Trust. Under the Amended Declaration of Trust, the Trust's additional authorized Common Shares may be offered in capital raising transactions on behalf of the Trust. Such transactions would result in ownership dilution to then-current shareholders. The authorized but unissued capital stock of the Trust under the Amended Declaration of Trust may be issued for any corporate purpose, including the purchase of additional properties and the investment in, or acquisition of, interests in other entities, including other corporations, REITs or limited partnerships whose assets consist of investments suitable for the Trust. Authorized and unissued capital stock could also be issued in one or more transactions which would make it more difficult, and therefore less likely, to effect a takeover of the Trust. Any such issuance of additional Common Shares or other capital stock could have the effect of diluting the earnings per share, book value per share, voting power of existing Common Shares and the ownership of persons seeking to obtain control of the Trust.

          Anti-takeover Effects. The authorization of additional capital stock,
          ---------------------
          including the authorization of the Preferred Shares, may have the effect of discouraging a third party from making an acquisition proposal for the Trust and may thereby inhibit a change in control of the Trust under circumstances that could give shareholders the opportunity to realize a premium over the then-prevailing market prices of Common Shares. Furthermore, the ability of the Trust's shareholders to effect a change in management control of the Trust would be substantially impeded by such anti-takeover provisions.

          CONSIDERATION FOR TRUST SHARES. Article Eight of the proposed Amended Declaration of Trust has been revised to comport to amendments made by the Texas legislature to the Texas REIT Act providing that consideration for shares in a REIT formed thereunder may be in forms other than money paid or property received. The amended Texas REIT Act provisions regarding consideration the Trust may accept in exchange for its shares now allows the Trust to accept any tangible or intangible benefit to the Trust, including cash, promissory notes, services performed, contracts for services to be performed or other securities of the Trust. The proposed Article Eight comports with these amendments to the Texas REIT Act. Among other things, the proposed provision will afford the Trust greater flexibility in financing its operations and raising capital.

          CUMULATIVE VOTING DENIED. Article Twelve of the proposed Amended Declaration of Trust denies cumulative voting, whereas the Current Declaration of Trust provides for cumulative voting in any election of Trust Managers on or after the date on which the Trust becomes aware that a 30% Shareholder (as defined below) has become a 30% Shareholder. For purposes of the Current Declaration of Trust, "30% Shareholder" means any person who or which is the beneficial owner, directly or indirectly, of 30% or more of the outstanding Common Shares. The proposed amendment will reconcile any inconsistencies between the voting requirements to elect Trust Managers enumerated in the Trust's Bylaws consistent with the Texas REIT Act (i.e., vote of holders of a majority of outstanding voting shares to elect Trust Managers) and cumulative voting (i.e., generally determined by the vote of the holders of a plurality of voting shares voted in the election of Trust Managers). The proposed provision will have the effect of allowing the holders of a majority of the outstanding Common Shares to elect all of the Trust Managers then standing for election.

          USAA REALCO currently owns 31.82% of the Trust's issued and outstanding Common Shares. Accordingly, under the Current Declaration of Trust the Trust's shareholders would have the right to cumulate their votes in the election of Trust Managers. See "PROPOSAL THREE: Election of Trust Managers -- Voting Requirements." If this Proposal One is approved by the shareholders, shareholders will not be permitted to cumulate their votes when voting on Proposal Three.

          BUSINESS COMBINATIONS. Article Thirteen of the proposed Amended Declaration of Trust establishes special voting and procedural requirements designed to deter certain partial or "two-step" tender offers. The Current Declaration of Trust does not contain any similar provision to afford shareholders this protection.

          The Amended Declaration of Trust will require that, except in certain circumstances, a Business Combination (as defined below) between the Trust and a Related Person (as defined below) be approved by the affirmative vote of the holders of 80% of the outstanding Common Shares and Preferred Shares, including the vote of the holders of not less than 50% of the Common Shares and Preferred Shares not owned by the Related Person.

          The Amended Declaration of Trust provides that a "Business Combination" is: (i) any merger or consolidation, if and to the extent permitted by law, of the Trust or a subsidiary with or into a Related Person; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition, of more than 35% of the book value of the total assets of the Trust as of the end of the last fiscal year, to or with a Related Person; (iii) the issuance or transfer by the Trust (other than by way of a pro rata dividend to all shareholders) of any securities of the Trust or a subsidiary to a Related Person; (iv) any reclassification of securities (including a reverse share split) or recapitalization by the Trust that would increase the voting power of the Related Person; (v) the adoption of any plan or proposal for the liquidation or dissolution of the Trust proposed by or on behalf of a Related Person which involves any transfer of assets or any other transaction in which the Related Person has any direct or indirect interest (except proportionately as a shareholder); (vi) any series or combination of transactions having, directly or indirectly, substantially the same effect as the foregoing; and (vii) any agreement, contract or other arrangement providing, directly or indirectly, for any of the foregoing.

          A "Related Person" generally is defined in the Amended Declaration of Trust to include any individual, corporation, partnership or other person and their affiliates and associates which, individually or together, is the beneficial owner in the aggregate of more than 50% of the outstanding shares of the Trust, except that an individual, corporation, partnership or other person which, individually or together, is the beneficial owner of in excess of 30% of the Trust's Common Shares at the time the Amended Declaration of Trust is adopted by the shareholders will become a Related Person only at such time as his, her, its or their beneficial ownership exceeds 80% of the outstanding shares of the Trust.


          The voting requirements outlined above will not apply, however, if:
(i) the Board by a vote of not less than 80% of the Trust Managers then holding office (a) have expressly approved in advance the acquisition of shares that caused the Related Person to become a Related Person, or (b) have expressly approved the Business Combination prior to the date on which the Related Person involved in the Business Combination shall have become a Related Person; or (ii) the Business Combination is solely between the Trust and an entity, 100% of the voting shares of which is owned directly or indirectly by the Trust; or (iii) the Business Combination is proposed to be consummated within one year of the consummation of a Fair Tender Offer (as defined below) by the Related Person in which Business Combination the cash or the Fair Market Value (as defined below) of the property, securities or other consideration to be received per share by all remaining holders of shares in the Business Combination is not less than the price offered in the Fair Tender Offer; or (iv) the Rights (as defined below) shall have become exercisable; or (v) all of the following conditions shall have been met: (a) the Business Combination is a merger or consolidation, consummation of which is proposed to take place within one year of the date of the transaction pursuant to which such person became a Related Person and the cash or Fair Market Value of the property, securities or other consideration to be received per share by all remaining holders of shares in the Business Combination is not less than the highest per share price paid by the Related Person in acquiring any of its holdings of shares, determined as of the date of consummation of such Business Combination (a "Fair Price"); (b) the consideration to be received by such holders is either cash or, if the Related Person shall have acquired the majority of its holdings of shares for a form of consideration other than cash, in the same form of consideration with which the Related Person acquired such majority; (c) after such person has become a Related Person and prior to consummation of such Business Combination (1) except as approved by a majority of the Trust Managers continuing in office, there shall have been no reduction in the annual rate of dividends, if any, paid per share on the shares except any reduction proportionate with any decline in the Trust's net income, and (2) such Related Person shall not have received the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Trust prior to the consummation of such Business Combination (other than in connection with financing a Fair Tender Offer); and (d) a proxy statement that conforms in all respects with the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall be mailed to shareholders of the Trust at least 30 days prior to the consummation of the Business Combination for the purpose of soliciting shareholder approval of the Business Combination.


          If a person has become a Related Person and within one year after the date (the "Acquisition Date") of the transaction pursuant to which the Related Person became a Related Person (x) a Business Combination meeting all of the requirements of clause (v) above regarding the applicability of the 80% voting requirement shall not have been consummated, and (y) a Fair Tender Offer shall not have been consummated, and (z) the Trust shall not have been dissolved and liquidated, then, in such event, the beneficial owner of each share (not including shares beneficially owned by the Related Person) (each such beneficial owner being hereinafter referred to as a "Holder") shall have the right (individually a "Right" and collectively the "Rights"), which may be exercised subject to certain conditions, commencing at the opening of business on the one-year anniversary date of the Acquisition Date and continuing for a period of 90 days thereafter (the "Exercise Period"), to sell to the Trust one share upon the exercise of such Right. At 5:00 p.m., Dallas, Texas time, on the last day of the Exercise Period, each Right not exercised shall become void, and, except as otherwise provided in the Amended Declaration of Trust, the certificates representing shares beneficially owned by a Holder shall no longer represent Rights. The purchase price for a share upon exercise of an accompanying Right generally shall be equal to the then-applicable Fair Price paid by the Related Person pursuant to the exercise of the Right relating thereto.

          The Fair Price provision is designed to prevent a purchaser from utilizing two-tier pricing and similar tactics in an attempted takeover of the Trust, and it may have the overall effect of making it more difficult to acquire and exercise control of the Trust. The Fair Price provision may provide the Trust Managers with enhanced ability to block any proposed acquisition of the Trust and to retain their positions in the event of a takeover bid. In certain situations, the Fair Price provision may require a Related Person to pay a higher price for shares or structure his, her or its transaction differently than would be the case in the absence of the Fair Price provision. For example, in order to comply with the fair price provision's minimum price criteria, the Related Person may be required to pay a price for shares that does not necessarily reflect current market prices. In certain cases, the Fair Price provision's minimum price provision, while providing objective pricing criteria, could be arbitrary and not indicative of value. In addition, a Related Person may be unable, as a practical matter, to comply with all of the procedural requirements of the Fair Price provision. In these circumstances, unless a potential purchaser were willing to purchase 80% of the shares as the first step in a Business Combination (or unless a potential purchaser were assured of obtaining the affirmative votes of at least 80% of the shares), the purchaser would be required either to negotiate with the Board and offer terms acceptable to it or to abandon the proposed Business Combination.

          The foregoing provisions are designed to deter partial or "two-step" tender offers. The first step in this technique is a tender offer made by another person or entity seeking control of the target entity at a price that often substantially exceeds the market value of the target entity's stock or comparable interest. After acquiring a controlling number of shares, the acquirer will then effectuate the second step: a business combination with the target entity designed to eliminate the then-remaining shareholders' interest in the target. The terms of the second step business combination may not reflect arm's length bargaining and therefore may not assure proper treatment of the
shareholders remaining after the first-step tender offer.   Although it may,
under certain circumstances, have the effect of discouraging unilateral tender offers or other takeover proposals, inclusion of the Business Combination provision in the Amended Declaration of Trust may assure, to some degree, fair treatment of all shareholders in the event of a two-step takeover attempt.

          SHARE DIVIDENDS. Article Fourteen of the proposed Amended Declaration of Trust has been revised to allow for dividends of the Trust to be paid in shares of the Trust, cash and property, rather than only cash and property as currently provided. The general effect of the proposed provision is to afford the Trust greater flexibility in the means by which it pays distributions to its shareholders.

          REDEMPTION OF TRUST SHARES. Article Fifteen of the proposed Amended Declaration of Trust allows the Trust to purchase or acquire its own shares, subject to the limitations of the Texas REIT Act. The Texas REIT Act allows REITs formed thereunder to redeem or purchase shares unless (i) after giving effect thereto, the Trust would be insolvent, or (ii) the amount paid therefor exceeds the surplus of the Trust. The term "surplus" is defined by reference to the Texas Business Corporation Act as the excess of the net assets of a corporation over its stated capital. Moreover, if the net assets of the Trust are not less than the proposed distribution, the Trust may make a distribution to purchase or redeem any of its shares if the purchase or redemption is made, for example, to effect the purchase or redemption of redeemable shares in accordance with the Texas REIT Act. The proposed provision comports with the requirement of Section 3.30(A)(2) of the Texas REIT Act that requires rights of redemption to be enumerated by a Texas REIT in its operative declaration of trust. The proposed provision affords the Trust a means of distributing assets of the Trust by acquiring outstanding shares, as well as the ability to redeem shares in transactions in which such a redemption may be beneficial to the Trust and its shareholders.

          INDEMNIFICATION. The Trust Managers are accountable to the Trust as fiduciaries and, consequently, must exercise good faith and integrity in handling its affairs. Pursuant to the Texas REIT Act, the proposed Amended Declaration of Trust provides that the Trust shall indemnify every Indemnitee (as defined below) against all judgments, penalties, fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any Proceeding (as defined in Article Sixteen of the Amended Declaration of Trust) in which such Indemnitee was, is or is threatened to be named as a defendant or respondent or called as a witness, by reason of his or her serving or having served in various capacities for the Trust if it is determined that the Indemnitee conducted himself or herself in good faith, reasonably believed that his or her conduct was in the Trust's best interests (or, in certain cases, not opposed to the Trust's best interests) and, in the case of any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. For purposes of the Amended Declaration of Trust, "Indemnitee" means: (i) any present or former Trust Manager or officer of the Trust; (ii) any person who while serving in any of the capacities referred to in clause (i) hereof served at the Trust's request as a trust manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another REIT or foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise; and (iii) any person nominated or designated by (or pursuant to authority granted by) the Trust Managers or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) hereof.

          The substantive provisions of proposed Article Sixteen of the Amended Declaration of Trust do not materially differ from the indemnification provisions contained in the Current Declaration of Trust, which provisions also provide for indemnification to the fullest extent lawful. The Trust Managers believe that proposed Article Sixteen better enumerates the persons to whom the Trust's indemnification provisions apply, as well as the terms and conditions of such indemnification within the scope of the Texas REIT Act.


          LIMITATIONS ON LIABILITY. Pursuant to the Texas REIT Act, Article Seventeen of the proposed Amended Declaration of Trust provides that no Trust Manager or officer shall be liable to the Trust for any act, omission, loss, damage or expense arising from the performance of his or her duty, except for such Trust Manager's or officer's own willful misfeasance or malfeasance or negligence. In addition, pursuant to the Texas REIT Act, a Trust Manager or officer shall not be liable for any claims or damages that may result from his or her acts in the discharge of any duty imposed or power conferred upon him or her by the Trust if, in the exercise of ordinary care, such Trust Manager or officer acted in good faith and in reliance upon the written opinion of an attorney for the Trust. The proposed Declaration of Trust does not limit the ability of the Trust or its shareholders to obtain other relief, such as an injunction or rescission. The substance of the proposed provision does not materially differ from the limitations of liability provision contained in the Current Declaration of Trust and, like such provision, has the general effect of attracting and retaining qualified persons to serve as Trust Managers and officers.

          RESCISSION OF MAJORITY INDEPENDENT TRUST MANAGER PROVISION. The Current Declaration of Trust contains certain provisions that require a majority of the Trust Managers to be "Independent Trust Managers," which means a Trust Manager who: (i) does not perform any services for the Trust (except in the capacity as a Trust Manager) whether as an agent, advisor, consultant, employee, property manager, or in any other capacity whatsoever (other than as Trust Manager); and (ii) is not an Affiliate of any person or entity that performs any services for the Trust (other than as a Trust Manager). For purposes of the Current Declaration of Trust, "Affiliate" means any individual, corporation, partnership, trust, unincorporated organization, association or other entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with any person or entity that performs any services for the Trust (other than as a Trust Manager).


          On October 22, 1993, the holders of over 80% of the Common Shares of the Trust voted to adopt the Current Declaration of Trust and perpetuate the Trust's existence beyond its original finite life. The Trust is no longer affiliated with the organizer of the Trust and, as a result, the Trust Managers do not believe the provision of the Current Declaration of Trust requiring that a majority of the Trust Managers be Independent Trust Managers serves the purpose for which it was originally intended (i.e., to maintain a governing body of the Trust that is independent of the organizer of the Trust). The Trust Managers also believe that because all Trust Managers must be elected by a majority of the outstanding Common Shares, the shareholders themselves are able to determine whether any particular person nominated to serve as a Trust Manager, regardless of whether such person would qualify as an Independent Trust Manager or not, should serve in that capacity. Although the NYSE requires the Trust to have two independent Trust Managers, to the knowledge of management of the Trust, a provision requiring a majority of independent Trust Managers contained in the declaration of trust or articles of incorporation is not common in the REIT industry.


          NUMBER AND TERM OF TRUST MANAGERS. Consistent with the Texas REIT Act, Article Eighteen of the proposed Amended Declaration of Trust provides that the number of Trust Managers shall be fixed by the Board as provided in the Bylaws of the Trust. Proposed Article Eighteen also states, in conformity with the Texas REIT Act, that each Trust Manager serves until his or her successor is elected and qualified or until his or her death, retirement, resignation or removal. If a Trust Manager is serving to fill a position on the Board created by an increase in the authorized number of Trust Managers, or if a Trust Manager is serving at a time when the authorized number of Trust Managers is decreased, then he or she will continue to serve until his or her death, retirement, resignation or removal. The substantive provisions of proposed Article Eighteen are compelled by the Texas REIT Act and the provision allowing the Board to fix the number of Trust Managers is identical to the comparable Bylaw provision that is presently operative and which was adopted in accordance with the Texas REIT Act.

          REMOVAL OF TRUST MANAGERS AND VACANCIES ON THE BOARD OF TRUST MANAGERS. Consistent with the Texas REIT Act, Article Eighteen of the proposed Amended Declaration of Trust also provides that any Trust Manager may be removed from office at any time, but only by the affirmative vote of the holders of two-thirds of the then-outstanding shares entitled to vote generally in the election of Trust Managers, voting together as a single class. Under the Trust's Bylaws, vacancies resulting from death, resignation, retirement, or removal may be filled by the affirmative vote of a majority of the Trust Managers or by the affirmative vote of the holders of at least a majority of the outstanding Common Shares at an annual or special meeting. The Bylaws also provide that Trust Managers selected by the Board to fill vacancies serve until the next annual meeting of shareholders and until their successors are elected and qualified. The general effect of the proposed provision is to allow for the removal of Trust Managers by shareholders of the Trust, as well as to enumerate the provisions governing the period during which Trust Managers are deemed to serve under the Texas REIT Act.


          RESCISSION OF SPECIFIED INDEPENDENT TRUST MANAGER DUTIES. Consistent with the elimination of the requirement for Independent Trust Managers, as discussed above, the proposed Amended Declaration of Trust eliminates the enumeration of specific duties to Independent Trust Managers. As a matter of law, all of the Trust Managers, not only Independent Trust Managers, are accountable to the Trust as fiduciaries and must exercise good faith and integrity in handling its affairs. The duties enumerated in the Current Declaration of Trust include duties to annually review the Trust's investment policies to ensure they are followed in the best interests of the shareholders, to ensure that an annual report is prepared, to oversee the termination and compensation of advisors and property managers, to approve aggregate borrowings of the Trust to exceed an amount equal to 300% of the Trust's net assets, and determinations as to whether independent appraisers should be utilized when acquiring a property and whether investments in junior mortgage loans are sufficiently secured. As with the Independent Trust Manager provision discussed above, these provisions were originally adopted to ensure that certain decisions of the Trust were made by a governing body that was independent of the organizer of the Trust. Because the Trust is no longer affiliated with its organizer and all of the Trust Managers owe fiduciary obligations with respect to all of the decisions they make and actions they take, the enumeration of specific duties of Independent Trust Managers is unnecessarily limited. As a result, the Trust Managers recommend that such provisions be eliminated.


          LIMITATION ON OWNERSHIP. For the Trust to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), among other things, not more than 50% in value of its outstanding shares may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year, and such shares must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months, or during a proportionate part of a shorter taxable year.

          Because the Board believes it is essential for the Trust to continue to qualify as a REIT, the Amended Declaration of Trust, subject to certain exceptions, provides that no holder may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 9.8% (the "Percentage Limit") of the aggregate value of any class of shares or 9.8% of the total number of outstanding shares of any class of shares. Any transfer of shares or change in capital structure (such as a redemption of shares by the Trust) that would (i) create a direct or indirect ownership of shares in excess of the Percentage Limit, (ii) result in the shares being owned by fewer than 100 persons, (iii) result in the Trust being "closely held" within the meaning of Section 856(h) of the Code, (iv) result in the Trust constructively owning 10% or more of the ownership interests in any tenant or subtenant of the Trust's real property within the meaning of the relevant provisions of the Code, or (v) result in the disqualification of the Trust as a REIT, shall be null and void, and the intended transferee will acquire no rights to such shares. The Percentage Limit does not apply to: (i) acquisitions of Securities (defined to include all shares and any Trust securities that are convertible into shares) by a person who has made a tender offer for all outstanding Securities in conformity with federal securities laws; (ii) acquisitions of Securities by an underwriter in connection with the distribution of such Securities; (iii) acquisitions of Securities pursuant to the exercise of employee share options; or (iv) acquisitions of Securities made pursuant to an exception granted by the Board.

          The proposed Amended Declaration of Trust provides that shares owned, or deemed to be owned, or transferred to a shareholder in excess of the Percentage Limit will automatically be deemed to be "Excess Securities" and as such will be transferred, by operation of law, to the Trust as trustee of a trust for the exclusive benefit of the transferee(s) to whom such shares may be ultimately transferred without violating the Percentage Limit. While the Excess Securities are held in trust, the holder will not be entitled to vote such Excess Securities, nor will such Excess Securities be considered for purposes of any shareholder vote or the determination of a quorum for such vote, and no dividends or other distributions will be paid to the holder. Any dividend or distribution paid to a proposed transferee of Excess Securities prior to the discovery by the Trust that shares have been transferred in violation of the provisions of the Trust's Amended Declaration of Trust must be repaid to the Trust upon demand. The Excess Securities are not treasury shares. The original transferee-shareholder may, at any time the Excess Securities are held by the Trust in trust, transfer the interest in the trust representing the Excess Securities to any individual whose ownership of the shares that have been deemed to be Excess Securities would be permitted under the Percentage Limit, at a price not in excess of the price paid by the original transferee-shareholder for the shares that were exchanged into Excess Securities. Immediately upon the transfer to the permitted transferee, the transferee will automatically be entitled to exercise all of the rights of shares of the class underlying such Excess Securities. If the foregoing transfer restrictions are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the intended transferee-shareholder of any Excess Securities may be deemed, at the option of the Trust, to have acted as an agent on behalf of the Trust in acquiring the Excess Securities and to hold the Excess Securities on behalf of the Trust.

          In addition to the foregoing transfer restrictions, the Trust will have the right, for a period of 90 days during the time any Excess Securities are held by the Trust in trust, to purchase all or any portion of the Excess Securities from the original transferee-shareholder at the lesser of the price paid for the shares by the original transferee-shareholder and the market price (as determined in the manner set forth in the Amended Declaration of Trust) of the shares on the date the Trust exercises its option to purchase. The 90-day period begins on the later of the date of the violative transfer or the date the Board determines that a violative transfer has been made.

          Each shareholder shall upon demand be required to disclose to the Trust in writing any information with respect to the direct, indirect, and constructive ownership of beneficial interests as the Board deems necessary to comply with the provisions of the Code applicable to REITs, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

          The Percentage Limit may have the effect of precluding acquisition of control of the Trust unless the Board and the shareholders determine that maintenance of REIT status is no longer in the best interests of the Trust.

          The Trust has historically operated as a REIT and maintained its qualification as a REIT under the Code. Although management of the Trust believes that the Trust will continue to be organized and will operate in such a manner, no assurance can be given that the Trust will remain qualified as a REIT. Qualification as a REIT involves the application of highly technical and complex Code provisions for which there are only limited judicial or administrative interpretations. The determination of various factual matters and circumstances not entirely within the Trust's control may affect the Trust's ability to qualify as a REIT. If in any taxable year the Trust were to fail to qualify as a REIT, it would be taxed as a corporation and distributions to shareholders would not be deductible by the Trust in computing its taxable income. Failure to qualify for even one taxable year will disqualify it from taxation as a REIT for the next four taxable years. In addition, dividends would no longer be required to be paid. As a result, the funds available for distribution to the Trust's shareholders would be reduced for each of the years involved. The Excess Securities provision of proposed Article Nineteen of the Amended Declaration of Trust are designed to avoid the adverse consequences of a failure to qualify as a REIT under the Code.


          USAA REALCO presently beneficially owns 31.82% of the Trust's outstanding Common Shares. Prior to USAA REALCO acquiring its Common Shares, counsel to the Trust advised the Board that USAA REALCO would not be treated as an individual holder under the relevant attribution rules of the Code and, as a result, USAA REALCO's ownership of Common Shares would not threaten the Trust's qualification as a REIT under the Code. Accordingly, the Board voted to waive provisions in the currently operative Bylaws that are equivalent to the proposed Excess Securities provisions as they relate to USAA REALCO. For the same reasons, the proposed Excess Securities provisions will be waived as to USAA REALCO if the Recapitalization Plan is approved by the shareholders of the Trust.

          PROTECTION OF REIT STATUS. Article Twenty of the proposed Amended Declaration of Trust provides that the Board is to use its best efforts and take such actions as it may deem desirable to preserve the Trust's status as a REIT under the Code. While proposed Article Nineteen of the Amended Declaration of Trust is believed to adequately protect the Trust's status as a REIT under the Code, in the event that such provisions prove insufficient, proposed Article Twenty affords the Board the discretion that may be necessary to ensure that the Trust and its shareholders continue to receive the federal income tax benefits that arise from the Trust's continued qualification as a REIT under the Code.

          SPECIAL SHAREHOLDER MEETINGS. Article Twenty-One of the proposed Amended Declaration of Trust allows for the holders of 5% of the Trust's voting shares to call a special meeting. The provisions of proposed Article Twenty-Two were specifically adopted in light of the Trust's Excess Securities provisions, as discussed above and set forth in proposed Article Nineteen of the Amended Declaration of Trust, which generally limit the ownership of Trust shares by persons to 9.8% of the Trust's outstanding shares. The Texas REIT Act provides that holders of 10% of the shares entitled to vote may call a special meeting of a REIT formed under the Texas REIT Act unless the declaration of trust for such REIT provides for a number of shares greater than or less than 10% of the shares entitled to vote. Without the adoption of proposed Article Twenty-Two, the Texas REIT Act might prevent special meetings from ever being called by shareholders of the Trust in light of the Excess Securities provision, which itself is necessary to protect the Trust's continued qualification as a REIT.


          AMENDMENTS TO THE AMENDED DECLARATION OF TRUST. Article Twenty-Two of the proposed Amended Declaration of Trust provides, in accordance with the Texas REIT Act, that the affirmative vote of the holders of at least two-thirds of the Trust's outstanding voting shares is required in order to amend the Amended Declaration of Trust; provided, however, that any amendment to the provisions in the Amended Declaration of Trust relating to (i) the prohibition against engaging in non-real estate investment trust businesses, (ii) the restrictions on certain Business Combinations discussed above, (iii) restrictions on certain share ownership and transfers and (iv) the amendment of the provisions in the Amended Declaration of Trust regarding amendments thereto shall each require the affirmative vote of the holders of at least 80% of the outstanding voting shares. The provisions of proposed Article Twenty-Two ensure that the various provisions of the Amended Declaration of Trust that require a vote in excess of a simple majority of shares entitled to vote and represented at a shareholder meeting are not amended except by a vote at least equal to the voting requirement of such provisions.

          SEVERABILITY. Article Twenty-Three of the proposed Amended Declaration of Trust was adopted to allow for the severance of any provisions or application of such provisions of the Amended Declaration of Trust that are deemed to be invalid by any federal or state court having jurisdiction over such issues. As a result, the remaining provisions or application of such provisions of the Amended Declaration of Trust would continue in effect even in the event that other provisions or the application of such other provisions may be deemed to be invalid.

EMPLOYEE AND TRUST MANAGER INCENTIVE SHARE PLAN


          In connection with the Recapitalization Plan, the Trust also seeks to adopt an Employee and Trust Manager Incentive Share Plan (the "Plan") to assist the Trust in recruiting, retaining and rewarding employees, officers and Trust Managers ("Eligible Participants") with ability and initiative by enabling such Eligible Participants to participate in its future success and to associate their interests with those of the Trust and its shareholders. The summary of the Plan set forth below is qualified in its entirety by reference to the text of the Plan, a copy of which is attached hereto as Appendix B.
                                                   ----------

          The Board unanimously approved and adopted the Plan as of January 27,
1997, subject to approval by the Trust's shareholders.   A total of 800,000
Common Shares have been reserved for issuance under the Plan pursuant to the exercise of incentive and non-qualified share options (collectively, "Options") and the grant of restricted share awards.

          ADMINISTRATION AND ELIGIBILITY. The Plan will be administered by a committee of Trust Managers who are not employees of the Trust ("Non-Employee Trust Managers") appointed by the Board (the "Committee"). The Committee will have complete authority to interpret all provisions of the Plan, to prescribe the form of agreements, to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Plan may be amended or terminated by the Board, provided, however, that the Board may choose to require that the Trust's shareholders approve any amendment to this Plan in order to satisfy the requirements of Section 422 of the Code, provisions and rules under the Exchange Act or for any other reason. No amendment to the Plan may, without a participant's consent, adversely affect any rights of such participant under any outstanding award of Common Shares of the Trust subject to forfeiture and limitations on transferability ("Restricted Shares") or under any Option, Share Appreciation Right ("SAR") or dividend equivalent rights ("Dividend Equivalent Rights") outstanding at the time such amendment is made.


          Under the terms of the Plan, any person who is a full-time employee or a Trust Manager of the Trust or of an Affiliate (as defined in the Plan) of the Trust or a person designated by the Committee as eligible because such person performs bona fide consulting or advisory services for the Trust or an Affiliate of the Trust (other than services in connection with the offer or sale of securities in a capital-raising transaction) and has a direct and significant effect on the financial development of the Trust or an Affiliate of the Trust, shall be eligible to receive awards under the Plan. As of March 6, 1997, approximately 10 persons were eligible to receive benefits under the Plan.

          OPTIONS. The exercise price of Common Shares covered by Options granted under the Plan will be determined by the Committee, but Options must have an exercise price equal to not less than 100% of the fair market value of a Common Share on the date of the grant. In some instances, the exercise price for Options granted to persons who directly or indirectly own 10% or more of the outstanding shares of the Trust may be required to be 110% of the fair market value of a Common Share on the date of the grant. Options will not be transferable without the consent of the Committee or other than by will or the laws of descent and distribution or pursuant to qualified domestic relations orders, and are exercisable only by the optionee, Committee-approved assignees, or his or her guardian, legal representative or similar party, or executors, administrators or beneficiaries of the optionee.

          The Committee selects the employees (and any consultants or advisors) to whom options will be granted, the number of shares subject to each option and the other terms and conditions of options, but in all cases consistent with the Plan. Each option is evidenced by an option agreement. The option agreement specifies whether the option is intended to be an Incentive Share Option (as defined in the Plan) or Non-Qualified Share Option (as defined in the Plan).
The Committee may provide that options will be exercisable from time to time, in installments or otherwise, of and for such periods (up to ten years from the date of the grant) as the Committee may determine in its discretion. The exercise price of options will be payable in cash or, if the Committee permits, by issuance of a full recourse promissory note by the optionee (other than officers and Trust Managers) or the surrender of Common Shares owned by the optionee.

          SHARE APPRECIATION RIGHTS. The Committee may also grant awards of SARs to employees, consultants and advisors. A SAR entitles the holder to receive from the Trust, in cash or (if the Committee so permits) Common
Shares, at the time of exercise, the excess of the fair market value at the date of exercise of a Common Share over a specified price fixed by the Committee in the award, multiplied by the number of Common Shares as to which holder of the right is exercising the right.

          RESTRICTED SHARES. The Committee may also grant awards of Restricted Shares to employees, consultants and advisors. Each award of Restricted Shares will specify the number of Common Shares to be issued to the recipient, the date of issuance, any consideration for such Common Shares and the restrictions imposed on the Common Shares (including the conditions of release or lapse of such restrictions). Restricted Shares generally may not be sold, assigned, transferred or pledged until the restrictions have lapsed and the rights to the Common Shares have vested.

          AWARDS TO NON-EMPLOYEE TRUST MANAGERS. Upon approval of the Plan by the shareholders, the Trust will begin automatically granting to each Non-Employee Trust Manager on an annual basis a Non-Qualified Share Option to purchase 5,000 Common Shares. The exercise price of these options is the fair market value of the Common Shares covered by the options on the date of the grant. Each of these Non-Employee Trust Manager options is fully exercisable beginning six months after the date of the grant and generally terminates (unless sooner terminated under the terms of the Plan) ten years after the date of the grant. If a Non-Employee Trust Manager ceases to be a member of the Board for any reason other than death or disability, these options will terminate on the first anniversary of the date the Non-Employee Trust Manager ceases to be a member of the Board. If a Non-Employee Trust Manager dies or becomes disabled while a member of the Board, these options will terminate on the second anniversary of the date the Non-Employee Trust Manager dies or becomes disabled.


          The Trust also pays each Non-Employee Trust Manager an annual retainer, which is set by the Board from time to time, which retainer the Plan allows to be paid in Common Shares in lieu of cash. The Non-Employee Trust Manager's annual retainer for 1995 was $20,000 plus $1,000 for each Trust Manager or committee meeting attended. In March 1996, the Non-Employee Trust Manager's annual retainer was increased to $40,000 plus $1,000 for each Trust Manager or committee meeting attended. See "EXECUTIVE AND TRUST MANAGER COMPENSATION."

          DIVIDEND EQUIVALENT RIGHTS. The Committee may grant Dividend Equivalent Rights under the Plan. Each right may, but need not, be related to a specific option granted under the Plan and may be granted simultaneously with or subsequent to the grant of the option. A right will entitle the recipient to receive a cash payment from the Trust equal to the dividend declared and paid on a Common Share for a period to be determined by the Committee at the time of grant. The payment may, if the Committee so provides, be made in Common Shares in lieu of cash. If the right relates to an option, the payment period shall not extend beyond the date of exercise of the option.

          With respect to Dividend Equivalent Rights which do not relate to a specific option, there are not limits on the number of such rights which may be granted under the Plan or on the total amount of cash payments which may be made with respect to such rights. The cash payment may be made as dividends on Common Shares are paid or delayed until the occurrence of a date or event specified by the Committee.

          TERMS AND CONDITIONS TO WHICH ALL AWARDS ARE SUBJECT. If there is a share dividend, share split, reverse share split or reclassification of Common Shares or outstanding Common Shares are converted into or exchanged for other securities as a result of a merger, consolidation or sale of substantially all of the Trust's assets, appropriate adjustments will be made in: (i) the number and class of Common Shares subject to the Plan, each outstanding award and the entitlements of Non-Employee Trust Managers; and (ii) the exercise price of each outstanding award. Each such adjustment will be determined by the Committee in its sole discretion. Further, new awards may be substituted for awards previously granted, or the Trust's obligations respecting outstanding awards may be assumed by an employer entity other than the Trust. In connection with any merger, consolidation or sale of substantial assets in which the Trust is involved (other than a merger, consolidation or sale in which the Trust is the continuing entity and which does not result in any reclassification of the Trust's shares), the Committee may decide to pay cash to plan participants other than Non-Employee Trust Managers and other persons then subject to Section 16(b) who hold awards that have not been outstanding for at least six months.

          If a participant's employment with the Trust is terminated, generally the participant will forfeit any award that has not vested on or before the date of termination. The Committee will establish the effect of employment termination on vested awards when awards are granted.

          FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN. The grant of an option will not be a taxable event for the optionee or the Trust. An optionee will not recognize taxable income upon exercise of an ISO, and any gain realized upon a disposition of shares received pursuant to the exercise of an ISO will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of the grant and for one year after the date of exercise. However, the excess of the fair market value of shares subject to an ISO on the exercise date over the option exercise price will be included in the optionee's alternative minimum taxable income in the year of exercise (except that, if the optionee is subject to certain securities law restrictions, determination of the amount included in alternative minimum taxable income will be deferred, unless the optionee elects within 30 days following exercise to have income determined without regard to such restrictions) for purposes of the alternative minimum tax. An optionee may be entitled to a credit against regular tax liability in future years for alternative minimum taxes paid with respect to the exercise of ISOs. The Trust will not be entitled to any business expense deduction with respect to the exercise of an ISO, except as discussed below.

          For the exercise of an option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Trust or a subsidiary of the Trust from the date the option is granted through the date that is three months prior to the date of exercise of the option. In the case of an optionee who is disabled, the three-month period for exercise following termination of employment is extended to one year. In the case of an employee who dies, both the time for exercising ISOs after termination of employment and the holding period for shares received pursuant to the exercise of the option are waived.

          If the special holding period rules mentioned above are not met, the optionee will recognize ordinary income upon the disposition of the shares in an amount generally equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The Trust will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

          If an optionee exercises an ISO by tendering Common Shares with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an ISO and had not satisfied the special holding period requirements summarized above). If the exercise is treated as a tax-free exchange, the optionee would have no taxable income from the exchange and exercise (other than minimum taxable income as discussed above) and the tax basis for the shares received shall be equal to the fair market value of the Common Shares tendered by the optionee. If the optionee used shares received pursuant to the exercise of an ISO (or another statutory option) as to which the optionee had not satisfied the applicable holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares.

          Upon exercising a nonstatutory option or SAR, a Participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares or cash received on the date of exercise (except that, if the Participant is subject to certain restrictions imposed by the securities laws, the measurement date will be deferred, unless the Participant makes a special tax election within 30 days after exercise to have income determined without regard to the restrictions).
If the Trust complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount and at the same time as the Participant recognizes ordinary income. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonstatutory option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

          If the optionee surrenders shares of Common Shares in payment of part or all of the exercise price for nonstatutory options, no gain or loss will be recognized with respect to the shares surrendered and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received and such shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. The difference between the aggregate option exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income. The optionee's basis in the additional shares will be equal to the amount included in the optionee's income and the optionee's holding period will begin upon the optionee's acquisition of such Notes.


          An award of Restricted Shares will create no immediate tax consequences for the employee or the Trust, unless the employee makes an election pursuant to Section 83(b) of the Code. The employee will, however, realize ordinary income when Restricted Shares become vested, in an amount equal to the fair market value of the underlying shares of Common Shares on the date of vesting less any consideration paid by the employee for such shares. If the employee makes an election pursuant to Section 83(b) of the Code with respect to a grant of Restricted Shares, the employee will recognize income at the time the Restricted Shares are awarded (based upon the value of such shares at the time of award), rather than when the Restricted Shares become vested. The Trust will be allowed a business expense deduction for the amount of any taxable income recognized by the employee at the time such income is recognized (assuming the Trust complies with applicable reporting requirements).

          The employee will recognize taxable income for the amount of cash received under a Dividend Equivalent Right for the year such amounts are paid. The Trust is permitted a compensation deduction equal to such amount.

          The foregoing provides only a general description of the federal income tax consequences of transactions contemplated by the Plan. Participants should consult a tax advisor as to their individual circumstances.

TRANSACTION WITH USAA REALCO TO CONVERT MLI NOTES TO COMMON SHARES


          BACKGROUND. On May 22, 1996, the Trust and certain of its affiliates entered into a settlement agreement (the "Settlement Agreement") to repay the Trust's 8.8% unsecured notes (the "MLI Notes") to The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) (collectively referred to as "MLI") at a substantial discount in connection with the settlement of the Trust's litigation with MLI and Fidelity Management and Research Company and certain of its affiliates. Subsequently, The Manufacturers Life Insurance Company transferred its note from the Trust to The Manufacturers Life Insurance Company (U.S.A.).


          Pursuant to the Settlement Agreement, the Trust was granted the option to repay the approximately $45,239,000 principal amount of the MLI Notes for $36,800,000 (the "Option Price"). In order to achieve this discount, the Trust was required to pay at least $25,000,000 to MLI by November 23, 1996, such amount to be applied pro rata to the outstanding principal balance of the MLI Notes and dollar-for-dollar to the Option Price. This amount was funded on November 19, 1996 with the proceeds of a $26,452,500 loan from Life Investors Insurance Company of America, an affiliate of AEGON USA Realty Advisors, Inc., which was secured by first liens on nine of the Trust's properties, and the sale of two of the Trust's properties. In order to achieve the remaining discount, the Trust would have been required to pay $5,449,618 (the remaining amount of the Option Price) by March 31, 1997 (or June 30, 1997, subject to the payment of an additional principal payment in the amount of $150,000, which would be applied pro rata to the outstanding principal balance of the MLI Notes, but not the Option Price).

          DESCRIPTION OF THE USAA REALCO TRANSACTION. On December 18, 1996, the Trust executed a letter agreement with USAA REALCO wherein, among other things, USAA REALCO agreed to commence negotiations to purchase or repay the MLI Notes. As a result of these negotiations, USAA REALCO has acquired the MLI Notes and, pursuant to the Renewal, Extension, Modification and Amendment Agreement dated as of February 26, 1997, by and between the Trust and USAA REALCO (the "Renewal Agreement"), the MLI Notes have been modified to incorporate various amendments described below (the "Modified Notes"). The aggregate principal balance of the MLI Notes of approximately $9,419,213 was amended, resulting in an aggregate principal balance of the Modified Notes of $7,040,721. The maturity date of the MLI Notes has been extended from March 31, 1997 to December 31, 2000 and the existing security for the MLI Notes has been released. The Trust also made a $1,591,103 principal payment on the Modified Notes, resulting in a current principal balance on the Modified Notes of approximately $5,449,618.


          If the Recapitalization Plan is approved by the shareholders by June 30, 1997, the Modified Notes will continue to accrue interest at a non-default rate of 8.8% per annum, with accrued interest payable monthly in arrears.
If the Recapitalization Plan is not approved by the shareholders by June 30, 1997, the interest rate applicable to the Modified Notes will increase to 18% (but in no event will exceed the highest lawful rate), and the Trust will be required to pay the outstanding principal balance of the Modified Notes, plus accrued and unpaid interest, by October 31, 1997. The Modified Notes do not contain the discounted prepayments contemplated by the Settlement Agreement and, except for the payment of $1,591,103 made by the Trust at the time USAA REALCO acquired the MLI Notes, the Modified Notes are not prepayable.

          If the shareholders approve the Recapitalization Plan, the Modified Notes will be convertible (in whole or in part) at USAA REALCO's option, at any time, into a number of Common Shares determined as follows:

                                   P / C = S

For this purpose: (i) "P" equals the aggregate principal balance of the Modified Notes at the date of conversion; and (ii) "S" equals such number of converted Common Shares. If the conversion of the Modified Notes occurs on or before December 31, 1997, the conversion price "C" per share will be $2.00. If the conversion of the Modified Notes occurs after December 31, 1997, but on or before December 31, 2000, the conversion price "C" per share will be $2.25.


          If the shareholders approve the Recapitalization Plan, and USAA REALCO converts the Modified Notes into Common Shares prior to December 31, 1997 at $2.00 per Common Share (assuming a principal balance of $5,449,618), USAA REALCO will receive approximately 2,724,809 Common Shares upon conversion. Upon such an event, USAA REALCO will own 46.42% of the outstanding Common Shares (assuming no other issuances of Common Shares).


          The Modified Notes provide that the Trust may not pay dividends until the debt is paid in full; however, the Modified Notes allow dividends to be paid in the event the shareholders approve the Recapitalization Plan, or if USAA REALCO, in its sole discretion, permits dividends to be paid prior to the Modified Notes being fully paid.

          Upon conversion of the Modified Notes into Common Shares, the Trust is required to enter into a registration rights agreement with USAA REALCO granting USAA REALCO the right to demand that the Trust register the converted Common Shares or, if the Trust is registering Common Shares for its own account, that the Trust also register the converted Common Shares.

          REASONS FOR THE USAA REALCO TRANSACTION. The Trust Managers concluded the transaction described above with USAA REALCO was in the best interests of the Trust and its shareholders for the following reasons:


          (i) USAA REALCO's purchase of the MLI Notes would remove the risk of the Trust's inability to pay the remaining Option Price, the failure of which would result in a default under the Settlement Agreement requiring the Trust to pay the outstanding principal balance of the MLI Notes (which would have been $9,419,213) plus the 8.8% interest thereon, net of any interest payments paid on the Option Price as described above;

          (ii) USAA REALCO's purchase of the MLI Notes would remove the necessity for the Trust to liquidate certain of its properties to pay the remaining Option Price at a time or at prices which would not be in the best interests of the Trust and its shareholders;

          (iii) USAA REALCO's purchase of the MLI Notes would eliminate the necessity for the Trust to pay an additional extension fee of $150,000 to extend the time period to pay the remaining Option Price from March 31, 1997 until June 30, 1997;


          (iv) USAA REALCO's purchase of the MLI Notes would allow the Trust to recognize an extraordinary gain of approximately $2,643,000 or $0.26 per share; and

          (v) USAA REALCO's purchase of the MLI Notes would allow for the possibility of the conversion of the Modified Notes to Common Shares (in the event the Recapitalization Plan is approved by the shareholders), thus enhancing the Trust's financial structure and affording the Trust additional flexibility to (a) finance additional growth by taking advantage of the lower prevailing interest rates in today's financial markets or by raising additional equity in the capital markets due to the Trust's improved capital structure and (b) exchange the payment of interest by the Trust to a secured creditor for the possible payment of dividends on the Common Shares issued upon conversion of the Modified Notes.

VOTING PROCEDURES


          The affirmative vote of the holders of at least two-thirds (6,666,667) of the Trust outstanding Common Shares is required to approve the Recapitalization Plan. For these purposes, an abstention or broker non-vote will have the same effect as a vote against the proposal. The Trust Managers and officers of the Trust intend to vote their Common Shares in favor of the proposal. USAA REALCO has also indicated that it intends to vote its Common Shares in favor of the proposal.

RECOMMENDATION OF THE TRUST MANAGERS

          THE TRUST MANAGERS RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

                                 PROPOSAL TWO

                     RATIFICATION OF INDEPENDENT AUDITORS

          The shareholders are asked to ratify the appointment by the Trust Managers of Ernst & Young LLP as the Trust's independent auditors for the 1996 Fiscal Year. The selection was based upon the recommendation of the Audit Committee.


          Effective May 24, 1994, the Trust dismissed its prior independent auditors, Kenneth Leventhal & Company and retained as its new independent auditors, Ernst & Young LLP. Kenneth Leventhal & Company's Independent Auditors' Report on the Trust's financial statements for fiscal year ended December 31, 1993 ("1993 Fiscal Year") did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change independent auditors was recommended by the Audit Committee of the Trust Managers and approved by the Trust Managers on May 24, 1994. During the 1993 Fiscal Year and through May 24, 1994, there were no disagreements between the Trust and Kenneth Leventhal & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kenneth Leventhal & Company, would have caused it to make reference to the subject matter of the disagreements in connection with the report. In June 1995, Kenneth Leventhal & Company merged with Ernst & Young LLP.

          During the 1993 Fiscal Year and through May 24, 1994, the Trust did not consult Ernst & Young LLP regarding the application of accounting principles to a specified transaction or any audit opinion.

          Representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions from shareholders and to make a statement if they desire.

VOTING PROCEDURES

          Adoption of this proposal requires approval by the holders of a majority of the Common Shares present in person or represented by proxy, and entitled to vote at the Annual Meeting.

RECOMMENDATION OF THE TRUST MANAGERS

          THE TRUST MANAGERS RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

                                PROPOSAL THREE

                          ELECTION OF TRUST MANAGERS


          The shareholders are asked to elect five Trust Managers at the Annual Meeting. Each shareholder is entitled to cast one vote for each share held on the record date. Each nominee is presently a Trust Manager and was appointed from time to time as indicated below.


          The Trust increased the number of Trust Managers on the Board of Trust Managers to five, with the additional two Trust Managers being Independent Trust Managers, as defined in the Current Declaration of Trust. The Trust Managers unanimously voted to appoint Edward B. Kelley and T. Patrick Duncan to fill the vacancies created by the increase in the number of Trust Managers pursuant to the terms of the Share Purchase Agreement dated December 13, 1996 (the "Share Purchase Agreement"), by and between the Trust and USAA REALCO.


          The following information as of March 6, 1997, is submitted concerning the following nominees named for election as Trust Managers to fill the presently existing five Trust Manager positions:

              NAME                   AGE            TRUST MANAGER SINCE
           ----------                ---            -------------------

           William H. Bricker        65             September 1985

           T. Patrick Duncan         48             December 1996

           Robert E. Giles           49             March 1996

           Edward B. Kelley          54             December 1996

           Charles W. Wolcott        44             August 1993


          The following information with respect to the principal occupation or employment, other affiliations and business experience of each nominee during the last five years has been furnished to the Trust by each such nominee:


          William H. Bricker has served as a Trust Manager of the Trust since September 1985. Mr. Bricker has served as President of DS Energy Services Incorporated and has consulted in the energy field and on international trade since 1987. In May 1987, Mr. Bricker retired as the Chairman and Chief Executive Officer of Diamond Shamrock Corporation where he held various management positions from 1969 through May 1987. Mr. Bricker is a director of the LTV Corporation, the Eltech Systems Corporation and the National Paralysis Foundation. He received his Bachelor of Science and Master of Science degrees from Michigan State University.


          T. Patrick Duncan has served as a Trust Manager since December 1996, when he was appointed as an independent Trust Manager at the request of USAA REALCO pursuant to the Share Purchase Agreement. Mr. Duncan joined USAA REALCO in November 1986 as Chief Financial Officer. With over 24 years of experience, Mr. Duncan serves as Senior Vice President of Real Estate Operations with responsibilities which include the direction of all acquisitions, sales, management and leasing of real estate for USAA-affiliated companies. Mr. Duncan received degrees from the University of Arizona in Accounting and Finance. He is a Certified Public Accountant, Certified Commodities Investment Manager, and holds a Texas Real Estate Broker's License. He currently holds memberships in the Texas and Arizona State Boards of Accounting, the Texas and Arizona State Societies of Certified Public Accountants, the International Council of Shopping Centers, the Urban Land Institute, the National Association of Real Estate Investment Trusts and the Pension Real Estate Association, and he is currently Vice-Chairman of the Board of the Daughters of Charity, and a member of the Board of Directors for the North San Antonio Chamber of Commerce. Mr. Duncan is also a member of the Board of Directors of Meridian Industrial Trust ("Meridian"), and a member of the Board of Directors of the general partner of USA Investment Income I and II, and USAA Real Estate Partnership III and IV and a member of the Board of Directors of USAA Equities Advisor, Inc..


          Robert E. Giles has served as a Trust Manager since March 15, 1996. Mr. Giles is currently the owner and President of Robert E. Giles Interests, Inc., a real estate consulting and development firm based in Houston, Texas.
Mr. Giles also serves as President of Title Network, Ltd., a national title insurance agency. Mr. Giles was a Vice President with the J.E. Roberts Companies, Inc. from 1994 to 1995. From 1990 to 1994, Mr. Giles was President and a Director of National Loan Bank, a publicly-held company created through the merger of Chemical Bank and Texas Commerce Bank. Mr. Giles received his Bachelor of Arts degree from University of Texas - Austin in 1970 and received a Master of Arts degree from University of Texas - Arlington in 1973.


          Edward B. Kelley has served as a Trust Manager since December 1996, when he was appointed as an independent Trust Manager at the request of USAA REALCO pursuant to the terms of the Share Purchase Agreement. Mr. Kelley is President of USAA REALCO. He joined USAA REALCO in April 1989 as executive vice president and chief operating officer before assuming his new title in August 1989. Mr. Kelley received his Bachelor of Business Administration degree from St. Mary's University in 1964 and a Masters in Business Administration from Southern Methodist University in 1967, and is a Member of the Appraisal Institute (MAI). He is past Chairman of the North San Antonio Chamber of Commerce and past board member of the Baptist Memorial Hospital System, La Quinta Motor Inns, and the National Association of Industrial and Office Parks. Mr. Kelley is also a member of the board of directors and executive committee of the Alamo Area Council of Boy Scouts of America and a member of the Board of Trustees of St. Mary's University, where he has served as past Chairman of the Board. Mr. Kelley is also a member of the Board of Trustees of the Baptist Children's Home in San Antonio and he is a member of the Rotary Club of Downtown San Antonio and the Wednesday Civil Breakfast Club of San Antonio. He was the 1992 chairman of the Greater San Antonio Chamber of Commerce and is on the board of directors of the San Antonio Economic Development Foundation. Mr. Kelley is also a member of the Board of Directors of the general partner of USAA Investment Income I and II and USAA Real Estate Partnership III and IV, and a member of the Board of Directors of USAA Equities Advisor, Inc.


          Charles W. Wolcott has served as a Trust Manager since August 1993 and as President and Chief Executive Officer of the Trust since May 1993. Mr. Wolcott was President and Chief Executive Officer of Trammell Crow Asset Services, a real estate asset and portfolio management affiliate of Trammell Crow Company, from 1990 to 1992. He served as Vice President and Chief Financial and Operating Officer of the Trust from 1988 to 1991. From 1988 to 1990, Mr. Wolcott was a partner in Trammell Crow Ventures Operating Partnership. Prior to joining the Trammell Crow Company in 1984, Mr. Wolcott was President of Wolcott Corporation, a firm engaged in the development and management of commercial real estate properties. Mr. Wolcott graduated from the University of Texas at Austin in 1975 with a Bachelor of Science degree and received a Master of Business Administration degree from Harvard University in 1977.

          The Trust Managers have no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a Trust Manager, and if the Trust Managers designate a substitute nominee, the persons named in the accompanying Proxy will vote for the substitute nominee designated by the Trust Managers, unless a contrary instruction is given in the Proxy. The Trust Managers did not appoint a nominating committee to nominate Trust Managers for election.

          No family relationship exists among any of the Trust Managers or executive officers of the Trust. The Share Purchase Agreement is the only arrangement or understanding that exists between any Trust Manager or executive officer or any other person pursuant to which any Trust Manager or executive officer was selected as a Trust Manager or executive officer of the Trust.

          Fourteen regularly scheduled or special Trust Manager meetings were held during the fiscal year ended December 31, 1995 (the "1995 Fiscal Year"). Messrs. Bricker and Wolcott attended 100% of all 1995 Fiscal Year Trust Manager and Trust Manager committee meetings.

VOTING PROCEDURES

          If the shareholders approve the Recapitalization Plan, the Trust intends to immediately file the Amended Declaration of Trust and the Trust Managers will be elected pursuant to the provisions of the Amended Declaration of Trust and the operative Bylaws, in which case each of the Trust Managers would require the affirmative vote of the holders of a majority of the outstanding Common Shares (5,000,001 Common Shares) to be elected.


          If the shareholders fail to approve the Recapitalization Plan, the Trust Managers will be elected pursuant to the provisions of the Current Declaration of Trust and the operative Bylaws. Article Twelve of the Current Declaration of Trust denies cumulative voting, except that in any election of Trust Managers on or after the date on which the Trust becomes aware that a 30% Shareholder (as defined below) has become a 30% Shareholder, there shall be cumulative voting for the election of Trust Managers. For purposes of the Current Declaration of Trust, "30% Shareholder" means any person who or which is the beneficial owner, directly or indirectly, of 30% or more of the outstanding Common Shares. USAA REALCO became a 30% Shareholder on December 20, 1996. As a result, if the shareholders fail to approve the Recapitalization Plan, there will be cumulative voting to elect the Trust Managers. In such event, every shareholder voting for the election of Trust Managers may cumulate his, her or its votes and give any candidate whose name has been placed in nomination prior to the voting a number of votes equal to the number of Trust Managers to be elected (five) multiplied by the number of his, her or its Common Shares, or may distribute his, her or its votes among as many candidates so nominated as he, she or it chooses. The nominees receiving the highest number of votes, up to the number of Trust Managers to be elected, will be elected as Trust Managers; provided, however, that such nominees must receive the affirmative vote of the
--------
holders of a majority of the outstanding Common Shares. Subject to the foregoing, unless a shareholder indicates to the contrary, the proxy holders will vote his, her or its Common Shares for the election as Trust Managers of the nominees named above, all of whom are currently Trust Managers of the Trust.


          IN THE EVENT THERE IS CUMULATIVE VOTING IN THE ELECTION OF TRUST MANAGERS, ARTICLE TWELVE OF THE CURRENT DECLARATION OF TRUST REQUIRES ANY SHAREHOLDER WHO INTENDS TO CUMULATE HIS, HER OR ITS VOTES PURSUANT TO SUCH PROVISION TO GIVE WRITTEN NOTICE TO THE TRUST MANAGERS OF SUCH INTENTION ON OR BEFORE THE DAY PRECEDING THE ELECTION AT WHICH SUCH SHAREHOLDER INTENDS TO CUMULATE HIS, HER OR ITS VOTES.

          In any event, if the requisite vote is not obtained with respect to the election of Messrs. Bricker and Wolcott, they will nonetheless continue in their capacities as the existing Trust Managers of the Trust. The Trust Managers will hold office until their successors, if any, are duly elected and qualified at the next annual meeting.


                                  MANAGEMENT

EXECUTIVE OFFICERS

          Set forth below is information regarding the names and ages of the executive officers of the Trust, all positions held with the Trust by each individual, and a description of the business experience of each individual for at least the past five years.

   NAME                   AGE                  TITLE
----------                ---              ------------

Charles W. Wolcott        44      Trust Manager, President and Chief
                                         Executive Officer

Marc A. Simpson           42      Vice President and Chief Financial
                                   Officer, Secretary and Treasurer

David B. Warner           38      Vice President and Chief Operating
                                              Officer



          Information regarding the business experience of Mr. Wolcott is provided under "Proposal Three -- Election of Trust Managers."


          Marc A. Simpson has served as Vice President and Chief Financial Officer, Secretary and Treasurer of the Trust since March 1994. From November 1989 through March 1994, Mr. Simpson was a Manager in the Financial Advisory

Services Group of Coopers & Lybrand. Prior to that time, he served as Controller of Pacific Realty Corp., a real estate development company. Mr. Simpson graduated with a Bachelor of Business Administration from Midwestern State University in 1978, and received a Master of Business Administration from Southern Methodist University in 1990.


          David B. Warner has served as Vice President and Chief Operating Officer of the Trust since May 1993. From 1989 through the date he accepted a position with the Trust, Mr. Warner was a Director of the Equity Investment Group for the Prudential Realty Group. From 1985 to 1989, he served in the Real Estate Banking Group of NCNB Texas National Bank. Mr. Warner graduated from the University of Texas at Austin in 1981 with a Bachelor of Business Administration and received a Master of Business Administration from the same institution in 1984.

COMMITTEES OF THE TRUST MANAGERS

          AUDIT COMMITTEE. The Audit Committee of the Trust Managers met once during the 1995 Fiscal Year. The Audit Committee reviews and approves the scope and results of any outside audit of the Trust, and the fees therefor, and makes recommendations to the Trust Managers or management concerning auditing and accounting matters and the efficacy of the Trust's internal control systems. The Audit Committee selects the Trust's independent auditors. Mr. Bricker was the sole member of the Audit Committee during the 1995 Fiscal Year. Current members of the Audit Committee are Messrs. Bricker, Giles and Kelley.

          COMPENSATION COMMITTEE. The Compensation Committee met three times during the 1995 Fiscal Year. The Compensation Committee establishes guidelines for compensation and benefits of the executive officers of the Trust based upon achievement of objectives and other factors. The Compensation Committee is also responsible for acting upon all matters concerning, and exercising such authority as is delegated to it under the provisions of, any benefit, retirement or pension plan. Mr. Bricker was the sole member of the Compensation Committee during the 1995 Fiscal Year. Current members of the Compensation Committee are Messrs. Bricker, Duncan and Giles.

ELECTION OF TRUST MANAGERS AND EXECUTIVE OFFICERS

          Trust Managers are elected at each annual meeting of the shareholders of the Trust and remain in office until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. Executive officers serve at the discretion of the Trust Managers.

EXECUTIVE AND TRUST MANAGER COMPENSATION

          The following table summarizes the compensation paid by the Trust to the executive officers of the Trust since the commencement of their respective employment with the Trust through the year ended December 31, 1995:


                          SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION
                                    -----------------------------
NAME AND                                                             ALL OTHER
PRINCIPAL POSITION     FISCAL YEAR   SALARY          BONUS         COMPENSATION
---------------------  -----------  ---------       --------       ------------
Charles W. Wolcott        1995      $189,000        $72,000   (5)         $7,040   (7)
  President and CEO       1994       180,000         62,100   (6)          7,222   (8)
                          1993       115,000   (1)   50,000                4,463

Marc A. Simpson           1995      $105,000        $40,000   (5)         $6,838   (7)
  Vice President and      1994        81,859   (2)   34,500   (6)          4,095   (8)
  CFO, Secretary and      1993            (3)            (3)                  (3)
  Treasurer

David B. Warner           1995      $100,000        $43,000   (5)         $6,312   (7)
  Vice President          1994        92,000         34,500   (6)          4,429   (8)
  and COO                 1993            (4)            (4)                  (4)


_______________
(1)  Mr. Wolcott's annualized salary for 1993 was $150,000.
(2)  Mr. Simpson's annualized salary for 1994 was $100,000.
(3)  Mr. Simpson was not employed by the Trust in 1993.
(4)  Mr. Warner's salary and bonus for 1993 did not exceed $100,000.
(5)  Represents bonus payments for 1995 paid in January 1996.
(6)  Represents bonus payments for 1994 paid in February 1995.
(7) Represents the Trust's contribution to the Retirement and Profit Sharing Plan in January 1996.
(8) Represents the Trust's contribution to the Retirement and Profit Sharing Plan paid in February 1995.


          In 1995, the Trust paid its Non-Employee Trust Managers an annual fee of $20,000 plus $1,000 for each Trust Manager or committee meeting attended in person. In addition, the Trust Managers are reimbursed for their expenses incurred in connection with their duties as Trust Managers. In addition to the annual fee, Mr. Bricker received $17,000 in 1995 for attendance at Trust Manager and committee meetings. Mr. Wolcott did not receive any compensation for his services as a Trust Manager. In March 1996, the Trust increased the annual fee paid its Non-Employee Trust Managers to $40,000 plus $1,000 for each Trust Manager or committee meeting attended in person.

BYLAWS AMENDMENTS LIMITING TRUST MANAGER COMPENSATION

          Section 3.9 of the Bylaws of the Trust has been amended by the Trust Managers to limit the increase in cash compensation paid to the Trust Managers to 20% over the prior year without the approval of the holders of a majority of the shares cast at the annual meeting of shareholders.

EMPLOYMENT AGREEMENTS

          On March 13, 1996, the Trust entered into Bonus and Severance Agreements with each of Messrs. Wolcott, Simpson and Warner. These agreements formalized the Trust's policy of providing an annual incentive bonus of up to 50% of the employee's base salary upon the achievement of certain objectives established by the Compensation Committee. In addition, the agreements generally provide that if the employee is terminated within one year after a Change in Control (as defined), the employee will be entitled to receive an amount equal to one times the employee's annual base salary, continuation of health and welfare benefits for up to one year and the prorated amount of any annual incentive bonus earned through the date of termination. The agreements are effective through March 13, 1999.

401(K) PLAN

          The Trust has adopted a Retirement and Profit Sharing Plan (the "Profit Sharing Plan") for the benefit of employees of the Trust. Employees who were employed by the Trust on November 1, 1993, and who have attained the age of 21 are immediately eligible to participate in the Profit Sharing Plan. All other employees of the Trust are eligible to participate in the Plan after they have completed six months of service with the Trust and attained the age of 21.


          Each participant may make contributions to the Profit Sharing Plan by means of a pre-tax salary deferral which may not be more than 15% of the employee's compensation. The Trust may make annual discretionary contributions to the Profit Sharing Plan and may be required to contribute, on behalf of each non-highly compensated employee and non-key employee who is actively employed on the last day of each plan year, a special discretionary contribution equal to a percentage of such employee's compensation, which will be determined each year by the Trust. The Code limits the annual amount of salary deferrals that may be made by any employee.


          An employee's salary deferral contribution will always be 100% vested and nonforfeitable, although such contributions will be affected by any investment gains or losses to the Profit Sharing Plan. In general, in the event of retirement, death or disability, 100% of a participating employee's account would be available for distribution to either the employee or such employee's beneficiary, as applicable. The Trust Managers may amend the Profit Sharing Plan at any time. In no event, however, may any amendment (i) authorize or permit any part of the Profit Sharing Plan assets to be used for purposes other than the exclusive benefit of participating employees or their beneficiaries, or (ii) cause any reduction in the amount credited to each participating employee's account. Likewise, the Trust Managers have the right to terminate the Profit Sharing Plan at any time. In the event of such termination, all amounts credited to each employee's account will continue to be 100% vested.

                     REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

          Compensation for the executive officers of the Trust is administered under the direction of the Compensation Committee of the Trust Managers. The following is the Compensation Committee's report, in its role as reviewer of the Trust's pay programs, on 1995 compensation practices for the executive officers of the Trust. The report and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

          BASE SALARY. The Compensation Committee determines base salaries for executive officers by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other real estate investment trusts, to historical levels of salary paid by the Trust, and to recommendations of independent compensation consultants to the Trust. Salary adjustments are based on a periodic evaluation of the performance of the Trust and of each executive officer, and also take into account new responsibilities as well as changes in the competitive marketplace. Mr. Wolcott, who has served as President and Chief Executive Officer of the Trust since the commencement of his employment with the Trust in May received a base salary of $189,000 for the 1995 Fiscal Year. Mr. Warner, who has served as the Vice President and Chief Operating Officer of the Trust since May 1993 received a base salary of $100,000. Mr. Simpson, who has served as Secretary, Treasurer and Chief Financial Officer of the Trust since March 1994, received a base salary of $105,000 for the 1995 Fiscal Year. The Compensation Committee was advised by a compensation consultant from Kenneth Leventhal & Company (now part of Ernst & Young LLP) that base compensation levels for the Trust for the 1995 Fiscal Year were below the REIT industry as a whole, which was consistent with the Trust's desire to bring its operating performance up to the standards of the REIT industry and to focus on the incentive portion of compensation during a period of repositioning the Trust's operations.


          PERFORMANCE-BASED BONUS PLAN. Each year, in order to encourage the accomplishment of the short-term goals of the Trust, the Compensation Committee reviews and approves a performance-based bonus plan for executive officers and other employees of the Trust based in part on increases in Funds From Operations ("FFO") per Share as defined by the National Association of Real Estate Investment Trusts ("NAREIT"). The Compensation Committee believes that the most direct measurement of the Trust's success is through its FFO. As such, each executive officer was eligible in 1995 to receive a bonus of up to 25% of his base salary based on specified improvements in FFO. In addition to the FFO-related bonus, each executive officer was eligible to receive a bonus of up to 15% of his base salary for achievement of specific goals established by the Compensation Committee. Each employee of the Trust is eligible to receive a merit bonus of up to 10% of his or her base salary at the discretion of the Compensation Committee, based strictly on individual performance. With respect to the 1995 Fiscal Year, the Compensation Committee awarded a $72,000 bonus to Mr. Wolcott, a $43,000 bonus to Mr. Warner and a $40,000 bonus to Mr. Simpson.



          OTHER COMPENSATION. Other compensation payable to the executives of the Trust includes contributions to the Employee Retirement and Profit Sharing Plan of the Trust and insurance premiums paid by the Trust under the Trust's medical, dental, life and long-term disability plans. See "Management -- 401(k) Plan."

                                                    1995 Compensation Committee,

                                                              William H. Bricker


NOTICE OF INDEMNIFICATION

     Pursuant to the Texas REIT Act, the Trust hereby reports to its shareholders that the Trust indemnified Messrs. Bricker and Wolcott in connection with certain litigation involving Pure World, Inc., a former shareholder of the Trust, and Robert Strougo, a shareholder of the Trust (the "Shareholder Litigation"). The Trust previously acquired director and officer liability insurance for its Trust Managers, which policy reimbursed the Trust for sums in excess of $200,000 paid by the Trust to indemnify Trust Managers for expenses incurred in connection with actions such as the Shareholder Litigation. In connection with the Shareholder Litigation, the Trust paid the $200,000 retention under the director and officer liability insurance policy.

                               PERFORMANCE GRAPH

     The rules and regulations of the Securities and Exchange Commission require the presentation of a line graph comparing, over a period of five years, the cumulative total shareholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by the Trust. The chart below compares the performance of the Common Shares with the performance of the Standard & Poors 500 Index and the NAREIT Equity REIT Index. The comparison assumes $100 was invested on December 31, 1990 in the Common Shares and in each of the foregoing indices and assumes reinvestment of dividends.

                         [GRAPH APPEARS HERE]

              COMPARISON OF FIVE YEAR CUMULATIVE RETURN
            AMONG S & P 500 INDEX, NAREIT INDEX, AND AIP REIT INDEX

                                  DECEMBER
                --------------------------------------------
                1990    1991    1992    1993    1994    1995
                --------------------------------------------

S & P INDEX     100    130.55  140.56  154.60  156.63  215.25
NAREIT INDEX    100    129.42  156.16  185.37  190.91  218.04
AIP REIT        100     86.31  101.56  122.29   74.73  110.75


                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT


     The following table sets forth certain information regarding the beneficial ownership of Common Shares by (i) each Trust Manager and each nominee for Trust Manager, (ii) the Trust's Chief Executive Officer and each executive officer of the Trust, and (iii) all Trust Managers and executive officers of the Trust as a group, and, to the Trust's knowledge, by any person owning beneficially more than 5% of the outstanding shares of such class, in each case at March 3, 1997. Each person named in the table has sole voting and investment power with respect to all Common Shares shown as beneficially owned by such person.

                                                       AMOUNT AND NATURE         PERCENTAGE
        BENEFICIAL OWNER                            OF BENEFICIAL OWNERSHIP      OF CLASS
        ----------------                            ----------------------       ----------
        William H. Bricker.........................        2,000                    *

        T. Patrick Duncan..........................        3,000                    *

        Robert E. Giles............................        3,750                    *

        Edward B. Kelley...........................        5,000                    *

        Charles W. Wolcott.........................       73,900                    *

        Marc A. Simpson............................       14,500                    *

        David B. Warner............................        6,000                    *

        USAA Real Estate Company
        8000 Robert F. McDermott Freeway
        IH-10 West, Suite 600
        San Antonio, Texas  78230-3884.............    3,182,206                 31.822%(1)

        All Trust Managers and executive officers
          as a group (seven persons)...............      108,150                  1.082%

______________
*    Ownership is less than 1% of outstanding Common Shares.
(1) This information was obtained from the Schedule 13D filed by USAA REALCO with the Securities and Exchange Commission on December 19, 1996.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT


     Based solely upon a review of Forms 3, 4 and 5 (and any amendments thereto) furnished to the Trust with respect to the 1995 Fiscal Year or written representations from certain reporting persons that no forms were required, no person failed to disclose on a timely basis, as disclosed in such forms, reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.


                           PROPOSALS BY SHAREHOLDERS

     A proper proposal submitted by a shareholder for presentation at the Trust's 1997 Annual Meeting and received at the Trust's principal executive office no later than August 1, 1997 will be included in the Proxy Statement and Proxy related to the 1997 Annual Meeting.

                                 OTHER MATTERS

          The Trust Managers are aware of no other matter that will be presented for action at the Annual Meeting. IF SUCH PROPOSALS OR ANY OTHER MATTERS REQUIRING A VOTE OF THE SHAREHOLDERS PROPERLY COMES BEFORE THE ANNUAL MEETING, THE PERSONS AUTHORIZED UNDER THE PROXIES WILL VOTE AND ACT ACCORDING TO THEIR BEST JUDGMENT.

                                   EXPENSES

          The expense of preparing, printing and mailing proxy materials to the Trust's shareholders will be borne by the Trust. The Trust has engaged the firms of Corporate Investor Communications, Inc. and Proveaux, Stephen & Spencer, Inc. to assist in the solicitation of proxies from shareholders. Proxies on the TRUST'S WHITE PROXY CARD are being solicited by the Trust Managers of the Trust. Proxies may also be solicited personally or by telephone by officers and employees of the Trust, none of whom will receive additional
compensation therefor.   In addition to mailing this material to Trust
shareholders, the Trust has asked banks and brokers to forward copies to persons for whom they hold shares of the Trust and to request authority for execution of the proxies. The Trust will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. The expense of preparing, printing and mailing the Proxy Statement and all supplemental materials, as well as the cost of the solicitors and attorneys, anticipated to be approximately $275,000, will be borne by the Trust. Of these expenses, the estimated fees for Corporate Investor Communications, Inc. are $10,000 and for Proveaux, Stephen & Spencer, Inc. are $10,000. Both parties will be reimbursed for reasonable out-of-pocket expenses. To date, the Trust has not spent any amount of the anticipated expenses.

                         ANNUAL REPORT TO SHAREHOLDERS


          The Trust's 1996 Annual Report (which does not form a part of the proxy solicitation material) was mailed on or about March __, 1997 to all shareholders of record as of March __, 1997. The Trust's 1995 Annual Report (which does not form a part of the proxy solicitation material) was mailed on or about August 5, 1996 to all shareholders of record as of August 1, 1996. A copy of the Trust's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, will be furnished to shareholders, without exhibits and without charge, upon written request to: Investor Relations, American Industrial Properties REIT, 6220 N. Beltline Road, Suite 205, Irving, Texas 75063.


               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE


          The Trust's audited financial statements for the fiscal year ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Trust's 1996 Annual Report are hereby incorporated by reference in this Proxy Statement. The Trust's Form 8-K dated _________, 1997 is also hereby incorporated by reference in this Proxy Statement.

                                  APPENDIX A
                                  ----------

                          THIRD AMENDED AND RESTATED
                             DECLARATION OF TRUST
                                      OF
                      AMERICAN INDUSTRIAL PROPERTIES REIT

     The undersigned, acting as the Trust Managers of a real estate investment trust under the Texas Real Estate Investment Trust Act (the "Texas REIT Act"), hereby adopt the following Third Amended and Restated Declaration of Trust for such trust, which replaces in its entirety the previously enacted Second Amended and Restated, which Third Amended and Restated Declaration of Trust was adopted by the Shareholders of the Trust on May 14, 1997 pursuant to the affirmative vote of the holders of at least two-thirds of the outstanding Shares of the Trust.


                                  ARTICLE ONE

     The name of the trust (the "Trust") is "American Industrial Properties REIT." An assumed name certificate setting forth such name has been filed in the manner prescribed by law.


                                  ARTICLE TWO

     The Trust is formed pursuant to the Texas REIT Act and has the following as its purpose:

          To purchase, hold, lease, manage, sell, exchange, develop, subdivide and improve real property and interests in real property, and in general, to carry on any other business and do any other acts in connection with the foregoing and to have and exercise all powers conferred by the laws of the State of Texas upon real estate investment trusts formed under the Texas REIT Act, and to do any or all of the things hereinafter set forth to the same extent as natural persons might or could do. The term "real property" and the term "interests in real property" for the purposes stated herein shall not include severed mineral, oil or gas royalty interests.


                                 ARTICLE THREE

     The address of the Trust's principal office and place of business is 6220 North Beltline, Suite 205, Irving, Texas 75063.

                                 ARTICLE FOUR

     The street address of the Trust's registered office is 6220 North Beltline, Suite 205, Irving, Texas 75063. The name of the Trust's registered agent at that address is Marc A. Simpson.


                                 ARTICLE FIVE

     The names and business addresses of the Trust Managers approving and adopting this Declaration of Trust are as follows:


        Name                       Mailing Address

William H. Bricker    16475 Dallas Parkway, Suite 350
                      Dallas, Texas  75248

T. Patrick Duncan     8000 Robert F. McDermott Frwy., Suite 600
                      San Antonio, Texas  78230

Robert E. Giles       3040 Post Oak Blvd., Suite 315
                      Houston, Texas  77056

Edward B. Kelley      8000 Robert F. McDermott Frwy., Suite 600
                      San Antonio, Texas  78230

Charles W. Wolcott    6220 North Beltline, Suite 205
                      Irving, Texas  75063


                                  ARTICLE SIX

     The period of the Trust's duration is perpetual. The Trust may be sooner terminated by the vote of the holders of at least a majority of the outstanding voting Shares.


                                 ARTICLE SEVEN

     The aggregate number of shares of beneficial interest which the Trust shall have authority to issue is five hundred million common shares, par value $0.10 per share ("Common Shares"), and fifty million preferred shares, par value $0.10 per share ("Preferred Shares"). All of the Common Shares shall be equal in all respects to every other such Common Share, and shall have no preference, conversion, exchange or preemptive rights.

     Unless otherwise specified, the term "Shares" in this Declaration of Trust shall be deemed to refer to the Common Shares and, solely to the extent specifically required by law or as specifically provided in any resolution or resolutions of the Trust Managers providing for the issue of any particular series of Preferred Shares, to the Preferred Shares. For purposes of

Articles Ten and Nineteen (other than Article Nineteen (j)) of this Declaration of Trust, the term Shares shall be deemed to refer to both the Common Shares and the Preferred Shares and, for purposes of such Articles Ten and Nineteen (other than Article Nineteen (j)), the number of outstanding Shares shall be deemed to be equal to the value of the Trust's outstanding Shares as determined from time to time by resolution of the Trust Managers, such determination to include an allocation of relative value among the Common Shares and any outstanding series of Preferred Shares.

     The Trust may issue one or more series of Preferred Shares, each such series to consist of such number of shares as shall be determined by resolution of the Trust Managers creating such series. The Preferred Shares of each such series shall have such designations, preferences, conversion, exchange or other rights, participations, voting powers, options, restrictions, limitations, special rights or relations, limitations as to dividends, qualifications or terms, or conditions of redemption thereof, as shall be stated and expressed by the Trust Managers in the resolution or resolutions providing for the issuance of such series of Preferred Shares pursuant to the authority to do so which is hereby expressly vested in the Trust Managers.

     Except as otherwise specifically provided in any resolution or resolutions of the Trust Managers providing for the issue of any particular series of Preferred Shares, the number of shares of any such series so set forth in such resolution or resolutions may be increased or decreased (but not below the number of shares of such series then outstanding) by a resolution or resolutions likewise adopted by the Trust Managers.

     Except as otherwise specifically provided in any resolution or resolutions of the Trust Managers providing for the issue of any particular series of Preferred Shares, Preferred Shares redeemed or otherwise acquired by the Trust shall assume the status of authorized but unissued Preferred Shares and shall be unclassified as to series and may thereafter, subject to the provisions of this Article Seven and to any restrictions contained in any resolution or resolutions of the Trust Managers providing for the issuance of any such series of Preferred Shares, be reissued in the same manner as other authorized but unissued Preferred Shares.

     Except as otherwise specifically provided in any resolution or resolutions of the Trust Managers providing for the issue of any particular series of Preferred Shares, holders of Preferred Shares shall have no preemptive rights.

     Except as otherwise specifically required by law or this Declaration of Trust or as specifically provided in any resolution or resolutions of the Trust Managers providing for the issuance of any particular series of Preferred Shares, the exclusive voting power of the Trust shall be vested in the Common Shares of the Trust. Each Common Share entitles the holder thereof to one vote at all meetings of the shareholders of the Trust.


                                 ARTICLE EIGHT

     The Trust shall issue Shares for consideration consisting of any tangible or intangible benefit to the Trust, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the Trust, such consideration to be determined by the Trust Managers.


                                 ARTICLE NINE

     The Trust Managers shall manage all money and/or property received for the issuance of Shares for the benefit of the shareholders of the Trust.


                                  ARTICLE TEN

     The Trust will not commence business until it has received for the issuance of Shares consideration of at least $1,000 value.


                                ARTICLE ELEVEN

     The Trust shall not engage in any activities beyond the scope of the purpose of a real estate investment trust formed pursuant to the Texas REIT Act, as such purpose is set forth in Article Two hereof.


                                ARTICLE TWELVE

     Cumulative voting for the election of Trust Managers is prohibited.


                               ARTICLE THIRTEEN

     (a) The affirmative vote of the holders of not less than 80% of the outstanding Shares of the Trust, including the affirmative vote of the holders of not less than 50% of the outstanding Shares not owned, directly or indirectly, by any "Related Person" (as hereinafter defined), shall be required for the approval or authorization of any "Business Combination" (as hereinafter defined); provided, however, that the 50% voting requirement referred to above shall not be applicable if the Business Combination is approved by the affirmative vote of the holders of not less than 90% of the outstanding Shares; provided further, that neither the 80% voting requirement nor the 50% voting requirement referred to above shall be applicable if:

          (i) The Trust Managers of the Trust by a vote of not less than 80% of the Trust Managers then holding office (A) have expressly approved in advance the acquisition of Shares of the Trust that caused the Related Person to become a Related Person or (B) have expressly approved the Business Combination prior to the date on which the Related Person involved in the Business Combination shall have become a Related Person; or

          (ii) The Business Combination is solely between the Trust and another entity, 100% of the voting stock, shares or comparable interests of which is owned directly or indirectly by the Trust; or

          (iii) The Business Combination is proposed to be consummated within one year of the consummation of a Fair Tender Offer (as hereinafter defined) by the Related Person in which Business Combination the cash or Fair Market Value (as hereinafter defined) of the property, securities or other consideration to be received per Share by all remaining holders of Shares of the Trust in the Business Combination is not less than the price offered in the Fair Tender Offer; or

          (iv) All of conditions (A) through (D) of this subparagraph (iv) shall have been met: (A) if and to the extent permitted by law, the Business Combination is a merger or consolidation, consummation of which is proposed to take place within one year of the date of the transaction pursuant to which such person became a Related Person and the cash or Fair Market Value of the property, securities or other consideration to be received per share by all remaining holders of Shares of the Trust in the Business Combination is not less than the Fair Price (as hereinafter defined); (B) the consideration to be received by such holders is either cash or, if the Related Person shall have acquired the majority of its holdings of the Trust's Shares for a form of consideration other than cash, in the same form of consideration with which the Related Person acquired such majority; (C) after such person has become a Related Person and prior to consummation of such Business Combination: (1) there shall have been no reduction in the annual rate of dividends, if any, paid per share on the Trust's Shares (adjusted as appropriate for recapitalizations and for Share splits, reverse Share splits and Share dividends) except any reduction in such rate that is made proportionately with any decline in the Trust's net income for the period for which such dividends are declared and except as approved by a majority of the Continuing Trust Managers (as hereinafter defined), and (2) such Related Person shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Trust prior to the consummation of such Business Combination (other than in connection with financing a Fair Tender Offer); and (D) a proxy statement that conforms in all respects with the provisions of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations thereunder (or any subsequent provisions replacing the Exchange Act or the rules or regulations thereunder) shall be mailed to holders of the Trust's Shares at least 45 days prior to the consummation of the Business Combination for the purpose of soliciting shareholder approval of the Business Combination; or

          (v) The "Rights" (as defined in paragraph (b) of this Article Thirteen) shall have become exercisable.

     (b) If a person has become a Related Person and within one year after the date (the "Acquisition Date") of the transaction pursuant to which the Related Person become a Related Person (x) a Business Combination meeting all of the requirements of subparagraph (iv) of the proviso to paragraph (a) of this Article Thirteen regarding the applicability of the 80% voting requirement shall not have been consummated and (y) a Fair Tender Offer shall not have been consummated and (z) the Trust shall not have been dissolved and liquidated, then, in such event the beneficial owner of each Share (not including Shares beneficially owned by the Related Person) (each such beneficial owner being hereinafter referred to as a "Holder") shall have the right (individually a "Right" and collectively the "Rights"), which may be exercised subject to the provisions of paragraph (d) of this Article Thirteen, commencing at the opening of business on the one-year anniversary date of the Acquisition Date and continuing for a period of 90 days thereafter, subject to extensions as provided in paragraph (d) of this Article Thirteen (the "Exercise Period"), to sell to the Trust on the terms set forth herein one Share upon exercise of such Right. Within five business days after the commencement of the Exercise Period the Trust shall notify the Holders of the commencement of the Exercise Period, specifying therein the terms and conditions for exercise of the Rights. During the Exercise Period, each certificate representing Shares beneficially owned by a Holder (a "Certificate") shall also represent the number of Rights equal to the number of Shares represented thereby and the surrender for transfer of any Certificate shall also constitute the transfer of the Rights represented by such Shares. At 5:00 P.M., Dallas, Texas time, on the last day of the Exercise Period, each Right not exercised shall become void, all rights in respect thereof shall cease as of such time and the Certificates shall no longer represent Rights.

     (c) The purchase price for a Share upon exercise of an accompanying Right shall be equal to the then-applicable Fair Price paid by the Related Person (plus, as an allowance for interest, an amount equal to the prime rate of interest as published in the Wall Street Journal and as in effect from time to time from the Acquisition Date until the date of the payment for such Share but less the amount of any cash and the Fair Market Value of any property or securities distributed with respect to such Shares as dividends or otherwise during such time period), pursuant to the exercise of the Right relating thereto. In the event the Related Person shall have acquired any of its holdings of the Trust's Shares for a form of consideration other than cash, the value of such other consideration shall be the Fair Market Value thereof.

     (d) Notwithstanding the foregoing in paragraph (b) of this Article Thirteen, the Exercise Period will be deferred in the event (a "Deferral Event") that the Trust is otherwise prohibited under applicable law from repurchasing Shares pursuant to the Rights. In the event the Exercise Period is deferred, or if at any time the Trust reasonably anticipates that a Deferral Event will exist, the Trust will, as soon as practicable, notify the Holders. If at the end of any fiscal quarter the Deferral Event ceases to exist, notice shall be given to the Holders of the commencement of the deferred Exercise Period, which Exercise Period shall commence no sooner than 15 days nor more than 45 days from the date of such notice and which shall continue in effect for a period of time equal in duration to the previously unexpired portion of the Exercise Period. Notwithstanding any other provision of this Declaration of Trust to the contrary, during the Exercise Period (including during the existence of any Deferral Event), neither the Trust nor any subsidiary may declare or pay any dividend or make any distribution on its shares or to its shareholders (other than dividends or distributions payable in its Shares or, in the case of any subsidiary, dividends payable to the Trust) or purchase, redeem or otherwise acquire or retire for value, or permit any subsidiary to purchase or otherwise acquire for value, any Shares of the Trust if, upon giving effect to such dividend, distribution, purchase, redemption, or other acquisition or retirement, the aggregate amount expended for all such purposes (the amount expended for such purposes, if other than in cash, to be determined by a majority of the Continuing Trust Managers, whose determination shall be conclusive) would prejudice the ability of the Trust to satisfy its maximum obligation to purchase Shares upon exercise of the Rights.

     (e) Rights may be exercised upon surrender to the Trust's principal transfer agent (the "Transfer Agent") at its principal office of the Certificate or Certificates evidencing the Shares to be tendered for purchase by the Trust, together with the form on the reverse thereof completed and duly signed in accordance with the instructions thereon. In the event that a Holder shall tender a Certificate which represents greater than the number of Shares which the Holder elects to require the Trust to purchase upon exercise of the Rights, the Holder shall designate on the reverse side of such Certificate the number of Shares to be sold from such Certificate. The Transfer Agent shall thereupon issue a new Certificate or Certificates for the balance of the number of Shares not sold to the Trust, which new Certificate or Certificates shall also represent Rights for an equivalent number of Shares.

     (f)  For the purposes of this Article:

          (i) The term "Business Combination" shall mean (A) any merger or consolidation, if and to the extent permitted by law, of the Trust or a subsidiary, with or into a Related Person, (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition, of all or any Substantial Part (as hereinafter defined) of the assets of the Trust and its subsidiaries (taken as a whole) (including, without limitation, any voting securities of a subsidiary) to or with a Related Person, (C) the issuance or transfer by the Trust or a subsidiary (other than by way of a pro rata distribution to all shareholders) of any securities of the Trust or a subsidiary of the Trust to a Related Person, (D) any reclassification of securities (including any reverse Share split) or recapitalization by the Trust, the effect of which would be to increase the voting power (whether or not currently exercisable) of the Related Person,
                (E) the adoption of any plan or proposal for the liquidation or dissolution of the Trust proposed by or on behalf of a Related Person which involves any transfer of assets, or any other transaction, in which the Related Person has any direct or indirect interest (except proportionately as a shareholder), (F) any series or combination of transactions having, directly or indirectly, the same or substantially the same effect as any of the foregoing, and (G) any agreement, contract or other arrangement providing, directly or indirectly, for any of the foregoing.

          (ii) The term "Continuing Trust Manager' shall mean (x) any Trust Manager of the Trust who is not affiliated with a Related Person and who was a Trust Manager immediately prior to the time that the Related Person became a Related Person, and (y) any other Trust Manager who is not affiliated with the Related Person and is recommended either by a majority of the persons described in clause (x) of this subparagraph (ii) or by persons described in this clause (y) who are then Trust Managers of the Trust to succeed a person described in either the said clause (x) or clause (y) as a Trust Manager of the Trust.

          (iii) The term "Fair Market Value" shall mean: (A) in the case of securities, the highest closing sale price during the 30-day period immediately preceding the date in question of such security on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such security is not quoted on the Composite Tape on the New York Stock Exchange, or, if such security is not listed on such Exchange, on the principal United States securities exchange registered under the Exchange Act on which such security is listed, or, if such security is not listed on any such exchange, the highest closing bid quotation with respect to such security during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotation System or any system then in use, or if no such quotations are available, the fair market value on the date in question of such security as reasonably determined by an independent appraiser selected by a majority of the Continuing Trust Managers (or, if there are no Continuing Trust Managers, by the investment banking firm most recently retained by the Trust) in good faith; and (B) in the case of property other than cash or stock, the fair market value of such property on the date in question as reasonably determined by an independent appraiser selected by a majority of the Continuing Trust Managers (or, if there are no Continuing Trust Managers, by the investment banking firm most recently retained by the Trust) in good faith. In each case hereunder in which an independent appraiser is to be selected to determine Fair Market Value, (1) in the event (x) there are no Continuing Trust Managers, and (y) the investment banking firm most recently retained by the Trust is unable or elects not to serve as such appraiser, or (2) in the event there are Continuing Trust Managers that do not select an independent appraiser within 10 days of a request for such appointment made by a Related Person, such independent appraiser may be selected by such Related Person.

          (iv) The term "Fair Price" shall mean the highest per-Share price (which, to the extent not paid in cash, shall equal the Fair Market Value of any other consideration paid), with appropriate adjustments for recapitalizations and for Share splits, reverse Share splits and Share dividends, paid by the Related Person in acquiring any of its holdings of the Trust's Shares.

          (v) The term "Fair Tender Offer" shall mean a bona fide tender offer for all of the Trust's Shares outstanding (and owned by persons other than a Related Person if the tender offer is made by the Related Person), whether or not such offer is conditional upon any minimum number of Shares being tendered, in which the aggregate amount of cash or the Fair Market Value of any securities or other property to be received by all holders who tender their Shares for each Share so tendered shall be at least equal to the then applicable Fair Price paid by a Related Person or paid by the person making the tender offer if such person is not a Related Person. In the event that at the time such tender offer is commenced the terms and conduct thereof are not directly regulated by Section 14(d) or 13(e) of the Exchange Act and the general rules and regulations promulgated thereunder, then the terms of such tender offer regarding the time such offer is held open and regarding withdrawal rights shall conform in all respects with such terms applicable to tender offers regulated by either of such Sections of the Exchange Act. A Fair Tender Offer shall not be deemed to be "consummated" until Shares are purchased and payment in full has been made for all duly tendered Shares.

          (vi) The term "Related Person" shall mean and include any individual, corporation, partnership or other "person" (as defined in Section 13(d)(3) of the Exchange Act), and the "Affiliates" and "Associates" (as defined in Rule 12b-2 of the Exchange Act) of any such individual, corporation, partnership or other person) which individually or together is the "Beneficial Owner" (as defined in Rule 13d-3 of the Exchange
                 Act) in the aggregate of more than 50% of the outstanding Shares of the Trust, other than the Trust or any employee benefit plan(s) sponsored by the Trust, except that an individual, corporation, partnership or other person which individually or together Beneficially Owns in excess of 30% of the outstanding Shares at the time this provision is adopted by vote of the Trust's shareholders shall only be considered a Related Person at such time as he, she, it or they acquire in the aggregate Beneficial Ownership of more than 80% of the outstanding Shares.

          (vii) The term "Substantial Part" shall mean more than 35% of the book value of the total assets of the Trust and its subsidiaries (taken as a whole) as of the end of the fiscal year ending prior to the time the determination is being made.

          (viii) Any person (as such term is defined in subsection (vi) of this paragraph (f)) that has the right to acquire any Shares of the Trust pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise, shall be deemed a Beneficial Owner of such Shares for purposes of determining whether such person, individually or together with its Affiliates and Associates, is a Related Person.

          (ix) For purposes of subparagraph (iii) of paragraph (a) of this Article Thirteen, the term "other consideration to be received" shall include, without limitation, Shares of the Trust retained by its existing public shareholders in the event of a Business Combination in which the Trust is the surviving entity .

     (g) The affirmative vote of the holders of not less than 80% of the outstanding Shares of the Trust, including the affirmative vote of the holders of not less than 50% of the outstanding Shares not owned, directly or indirectly, by any Related Person (such 50% voting requirement shall not be applicable if such amendment, alteration, change, repeal or rescission is approved by the affirmative vote of not less than 90% of the outstanding Shares) shall be required to amend, alter, change, repeal or rescind, or adopt any provisions inconsistent with, this Article Thirteen.

     (h) The provisions of this Article Thirteen shall be subject to all valid and applicable laws, including, without limitation, the Texas REIT Act, and, in the event this Article Thirteen or any of the provisions hereof are found to be inconsistent with or contrary to any such valid laws, such laws shall be deemed to control and this Article Thirteen shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.


                               ARTICLE FOURTEEN

     The Trust Managers may from time to time declare, and the Trust may pay, dividends on its outstanding Shares in cash, in property or in its Shares, except that no dividend shall be declared or paid when the Trust is unable to pay its debts as they become due in the usual course of its business, or when the payment of such dividend would result in the Trust being unable to pay its debts as they become due in the usual course of business.


                                ARTICLE FIFTEEN

     Upon resolution adopted by the Trust Managers, the Trust shall be entitled to purchase or redeem, directly or indirectly, its own Shares, subject to any limitations of the Texas REIT Act.


                                ARTICLE SIXTEEN

     (a)  In this Article:

          (i) "Indemnitee" means (A) any present or former Trust Manager or officer of the Trust, (B) any person who while serving in any of the capacities referred to in clause (A) hereof served at the Trust's request as a trust manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another real estate investment trust or foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise and (C) any person nominated or designated by (or pursuant to authority granted by) the Trust Managers or any committee thereof to serve in any of the capacities referred to in clauses
                (A) or (B) hereof.

          (ii) "Official Capacity" means (A) when used with respect to a Trust Manager, the office of Trust Manager of the Trust and (B) when used with respect to a person other than a Trust Manager, the elective or appointive office of the Trust held by such person or the employment or agency relationship undertaken by such person on behalf of the Trust, but in each case does not include service for any other real estate investment trust or foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

          (iii) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

     (b) The Trust shall indemnify every Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any Proceeding in which he or she was, is or is threatened to be named defendant or respondent, or in which he or she was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his or her serving or having served, or having been nominated or designated to serve, in any of the capacities referred to in paragraph (a)(i) of this Article Sixteen, to the fullest extent that indemnification is permitted by Texas law in accordance with the Bylaws of the Trust. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee.

     (c) Without limitation of paragraph (b) of this Article Sixteen and in addition to the indemnification provided for in paragraph (b) of this Article Sixteen, the Trust shall indemnify every Indemnitee against reasonable expenses incurred by such person in connection with any proceeding in which he or she is a witness or a named defendant or respondent because he or she served in any of the capacities referred to in paragraph (a)(i) of this Article Sixteen.

     (d) Reasonable expenses (including court costs and attorneys' fees) incurred by an Indemnitee who was or is a witness or was, is or is threatened to be made a named defendant or respondent in a Proceeding shall be paid or reimbursed by the Trust at reasonable intervals in advance of the final disposition of such Proceeding after receipt by the Trust of a written undertaking by or on behalf of such Indemnitee to repay the amount paid or reimbursed by the Trust if it shall ultimately be determined that he or she is not entitled to be indemnified by the Trust as authorized in this Article Sixteen. Such written undertaking shall be an unlimited obligation of the Indemnitee but need not be secured and it may be accepted without reference to financial ability to make repayment. Notwithstanding any other provision of this Article Sixteen, the Trust may pay or reimburse expenses incurred by an Indemnitee in connection with his or her appearance as a witness or other participation in a Proceeding at a time when he or she is not named a defendant or respondent in the Proceeding.

     (e) The indemnification provided by this Article Sixteen shall (i) not be deemed exclusive of, or to preclude, any other rights to which those seeking indemnification may at any time be entitled under the Trust's Bylaws, any law, agreement or vote of shareholders or disinterested Trust Managers, or otherwise, or under any policy or policies of insurance purchased and maintained by the Trust on behalf of any Indemnitee, both as to action in his or her Official Capacity and as to action in any other capacity, (ii) continue as to a person who has ceased to be in the capacity by reason of which he or she was an Indemnitee with respect to matters arising during the period he or she was in such capacity, and (iii) inure to the benefit of the heirs, executors and administrators of such a person.

     (f) The provisions of this Article Sixteen (i) are for the benefit of, and may be enforced by, each Indemnitee of the Trust, the same as if set forth in their entirety in a written instrument duly executed and delivered by the Trust and such Indemnitee and (ii) constitute a continuing offer to all present and future Indemnitees. The Trust, by its adoption of this Declaration of Trust,
(x) acknowledges and agrees that each Indemnitee of the Trust has relied upon and will continue to rely upon the provisions of this Article Sixteen in becoming, and serving in any of the capacities referred to in paragraph (a)(i) of this Article Sixteen, (y) waives reliance upon, and all notice of acceptance of, such provisions by such Indemnitees and (z) acknowledges and agrees that no present or future Indemnitee shall be prejudiced in his or her right to enforce the provisions of this Article Sixteen in accordance with their terms by any act or failure to act on the part of the Trust.

     (g) No amendment, modification or repeal of this Article Sixteen or any provision of this Article Sixteen shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitees to be indemnified by the Trust, nor the obligation of the Trust to indemnify any such Indemnitees, under and in accordance with the provisions of this Article Sixteen as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may be asserted.

     (h) If the indemnification provided in this Article Sixteen is either (i) insufficient to cover all costs and expenses incurred by any Indemnitee as a result of such Indemnitee being made or threatened to be made a defendant or respondent in a Proceeding by reason of his or her holding or having held a position named in paragraph (a)(i) of this Article Sixteen or (ii) not permitted by Texas law, the Trust shall indemnify, to the fullest extent that indemnification is permitted by Texas law, every Indemnitee with respect to all costs and expenses incurred by such Indemnitee as a result of such Indemnitee being made or threatened to be made a defendant or respondent in a Proceeding by reason of his or her holding or having held a position named in paragraph (a)(i) of this Article Sixteen.

     (i) The indemnification provided by this Article Sixteen shall be subject to all valid and applicable laws, including, without limitation, the Texas REIT Act, and, in the event this

Article Sixteen or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, such laws shall be deemed to control and this Article Sixteen shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.


                               ARTICLE SEVENTEEN

     No Trust Manager or officer of the Trust shall be liable to the Trust for any act, omission, loss, damage, or expense arising from the performance of his or her duties under the Trust save only for his or her own willful misfeasance or malfeasance or negligence. In discharging their duties to the Trust, Trust Managers and officers of the Trust shall be entitled to rely upon experts and other matters as provided in the Texas REIT Act and the Trust's Bylaws.


                               ARTICLE EIGHTEEN

     The number of Trust Managers may be increased from time to time by the affirmative vote of the majority of the Trust Managers or decreased by the unanimous vote of the Trust Managers. Each Trust Manager shall serve until his or her successor is elected and qualified or until his or her death, retirement, resignation or removal.

     A Trust Manager may be removed by the vote of the holders of two-thirds of the outstanding Shares at a special meeting of the shareholders called for such purpose pursuant to the Trust's Bylaws.


                               ARTICLE NINETEEN

     (a) No Person may own Shares of any class with an aggregate value in excess of 9.8% of the aggregate value of all outstanding Shares of such class of Shares or more than 9.8% of the number of outstanding Shares of any class of Shares (the limitation on the ownership of outstanding Shares is referred to in this Article Nineteen as the "Ownership Limit" and the 9.8% threshold is referred to in this Article Nineteen as the "Percentage Limit"), and no Securities (as hereinafter defined) shall be accepted, purchased, or in any manner acquired by any Person if such issuance or transfer would result in that Person's ownership of Shares exceeding the Percentage Limit. For purposes of determining if the Ownership Limit is exceeded by a Person, Convertible Securities (as hereinafter defined) owned by such Person shall be treated as if the Convertible Securities owned by such Person had been converted into Shares if the effect of such treatment would be to increase the ownership percentage of such Person in the Trust. The Ownership Limit shall not apply (i) to acquisitions of Securities by any Person that has made a tender offer for all outstanding Shares of the Trust (including Convertible Securities) in conformity with applicable federal securities laws, (ii) to the acquisition of Securities of the Trust by an underwriter in a public offering of Securities of the Trust, or in any transaction involving the issuance of Securities by the Trust, in which a majority of the Trust Managers determines that the underwriter or other Person or party initially acquiring such Securities will timely distribute such Securities to or among others so that, following such distribution, none of such Securities will be Excess Securities (as hereinafter defined), (iii) to the acquisition of Securities pursuant to the exercise of employee share options, or (iv) to the acquisition of Securities pursuant to an exception made pursuant to paragraph (h) hereof.

     (b) Nothing in this Article Nineteen shall preclude the settlement of any transaction in Securities entered into through the facilities of the New York Stock Exchange. If any Securities are accepted, purchased, or in any manner acquired by any Person resulting in a violation of paragraph (a) or (e) hereof, such issuance or transfer shall be valid only with respect to such amount of Securities issued or transferred as does not result in a violation of paragraph
(a) or (e) hereof, and such acceptance, purchase or acquisition shall be void ab initio with respect to the amount of Securities that results in a violation of paragraph (a) or (e) hereof (the "Excess Securities"), and the intended transferee of such Excess Securities shall acquire no rights in such Excess Securities except as set forth in subsection (d) below.

     (c) Each shareholder shall, within ten days of demand by the Trust, disclose to the Trust in writing such information with respect to his, her or its ownership of shares as the Trust Managers in their discretion deem necessary or appropriate in order that the Trust may fully comply with all provisions of the Internal Revenue Code of 1986, as amended, and any successor statute (the "Code") relating to REITs and all regulations, rulings and cases promulgated or decided thereunder (the "REIT Provisions") and to comply with the requirements of any taxing authority or governmental agency. All Persons who own Shares of any class with an aggregate value in excess of 9.8% of the aggregate value of such class of Shares or 9.8% of the number of outstanding Shares of any class must disclose in writing such ownership information to the Trust no later than January 31 of each year. Failure to provide such information, upon reasonable request, shall result in the Securities so owned being treated as Excess Securities pursuant to paragraph (b) hereof for so long as such failure continues.

     (d) The Excess Securities, and the owners thereof, shall have the following characteristics, rights and powers:

          (i) Upon any purported purchase, sale, exchange, acquisition, disposition or other transfer or upon any change in the capital structure of the Trust (including any redemption of Securities) that results in Excess Securities pursuant to paragraphs (a) or
                (e) of this Article Nineteen, such Excess Securities shall be deemed to have been transferred to the Trust, as trustee of a trust for the exclusive benefit of such beneficiary or beneficiaries to whom an interest in such Excess Securities may later be transferred pursuant to subparagraph (v) of this subsection (d) ("Beneficial Trust"). Any such Excess Securities so held in the Beneficial Trust shall be issued and outstanding shares of the Trust. The purported transferee shall have no rights in such Excess Securities except as provided in subparagraph (v) of this subsection (d).

          (ii) The holder of Excess Securities shall not be entitled to receive any dividends, interest payments or other distributions. Any dividend or distribution paid prior to the discovery by the Trust that the Securities have become Excess Securities shall be repaid to the Trust upon demand.

          (iii) In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Trust, each holder of Excess Securities shall be entitled to receive, ratably with each other holder of Securities and Excess Securities, that portion of the assets of the Trust available for distribution to its shareholders. The Trust as holder of all Excess Securities in the Beneficial Trust or if the Trust shall have been dissolved, any trustee of such Beneficial Trust appointed by the Trust prior to its dissolution, shall distribute ratably to the beneficiaries of such Beneficial Trust any such assets received in respect of the Excess Securities in any liquidation, dissolution or winding up of, or any distribution of the assets of, the Trust.

          (iv) The holders of shares of Excess Securities shall not be entitled to vote on any matters (except as required by law).

          (v) Except as otherwise provided in this Article Nineteen, Excess Securities shall not be transferable. The purported transferee may freely designate a beneficiary of an interest in the Beneficial Trust (representing the number of shares of Excess Securities that have not been acquired by the Trust pursuant to subparagraph (vi) of this subsection (d) that are held by the Beneficial Trust attributable to a purported transfer that resulted in the Excess Securities), if (A) the shares of Excess Securities held in the Beneficial Trust would not be Excess Securities in the hands of such beneficiary and (B) the purported transferee does not receive a price from such beneficiary that reflects a price per share for such Excess Securities that exceeds (x) the price per share such purported transferee paid for the Securities in the purported transfer that resulted in the Excess Securities, or (y) if the purported transferee did not give value for such Excess Securities (through a gift, devise or other transaction), a price per share equal to the Market Price on the date of the purported transfer that resulted in the Excess Securities. Upon such transfer of an interest in the Beneficial Trust, the corresponding shares of Excess Securities in the Beneficial Trust shall be automatically exchanged for an equal number of shares of the applicable Securities and such Securities shall be transferred of record to the transferee of the interest in the Beneficial Trust if such Securities would not be Excess Securities in the hands of such transferee. Prior to any transfer of any interest in the Beneficial Trust, the purported transferee must give advance notice to the Trust of the intended transfer and the Trust must have waived in writing its purchase rights under subparagraph
                (vi) of this subsection (d). Notwithstanding the foregoing, if a purported transferee receives a price for designating a beneficiary of an interest in the Beneficial Trust that exceeds the amounts allowable under the foregoing provisions of this subparagraph (v), such purported transferee shall pay, or cause such beneficiary to pay, such excess to the Trust immediately upon demand.

          (vi) Excess Securities shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (A) the price per share in the transaction that created such Excess Securities (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and
                (B) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer for a period of 90 days after the later of (x) the date of the transfer which resulted in such Excess Securities and (y) the date the Trust Managers determine in good faith that a transfer resulting in Excess Securities has occurred.

     (e) Any sale, transfer, gift, assignment, devise or other disposition of Shares (a "transfer") that, if effective, would result in (i) the Shares of the Trust being owned by less than 100 persons (determined without reference to any rules of attribution) shall be void ab initio as to the Shares which would otherwise be beneficially owned by the transferee, (ii) the Trust being "closely held" within the meaning of Section 856(h) of the Code, shall be void ab initio as to the transfer of the Shares that would cause the Trust to be "closely held" within the meaning of Section 856(h) of the Code, (iii) the Trust owning, directly or indirectly, 10% or more of the ownership interest in any tenant or subtenant of the Trust's real property within the meaning of Section 856(d)(2)(B) of the Code and the Treasury Regulations thereunder, shall be void ab initio, or (iv) the disqualification of the Trust as a REIT shall be void ab initio as to the transfer of the Shares that would cause the Trust to be disqualified as a REIT, and, in the case of each of clauses (i), (ii), (iii) and
(iv) of this paragraph (e), the intended transferee shall acquire no rights in such Shares except as set forth in subsection (d) above.

     (f)  For purposes of this Article Nineteen:

          (i) The term "Convertible Securities" means any securities of the Trust that are convertible into Shares.

          (ii) The term "individual" shall mean any natural person as well as those organizations treated as natural persons under Section 542(a) of the Code.

          (iii) The term "Market Price" means the average of the last reported sales price of Common Shares reported on the New York Stock Exchange on the five trading days immediately preceding the relevant date, or if the Common Shares are not then traded on the New York Stock Exchange, the last reported sales price of the Common Shares on the five trading days immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Shares may be traded, or if the Common Shares are not then traded over any exchange or quotation system, then the market price of the Common Shares on the relevant date as determined in good faith by the Trust Managers.

          (iv) The term "ownership" (including "own" or "owns") of Shares means beneficial ownership. Beneficial ownership, for this purpose shall be defined to include actual ownership by a Person as well as constructive ownership by such Person after application of principles in accordance with or by reference to Sections 856 or 544 of the Code.

          (v) The term "Person" includes an individual, corporation, partnership, association, joint stock company, limited liability company, trust, unincorporated association or other entity and also includes a "group" as that term is defined in Section 13(d)(3) of the Exchange Act.

          (vi) The term "REIT" means a "real estate investment trust" as defined in Section 856 of the Code and applicable Treasury Regulations.

          (vii) The term "Securities" means Shares and Convertible Securities.

     (g) If any of the restrictions on transfer set forth in this Article Nineteen are determined to be void, invalid or unenforceable by virtue of any legal decision, statute, rule or regulation, then the intended transferee of any Excess Securities may be deemed, at the option of the Trust, to have acted as an agent on behalf of the Trust in acquiring the Excess Securities and to hold the Excess Securities on behalf of the Trust.

     (h) The Percentage Limit set forth in paragraph (a) hereof shall not apply to Securities which the Trust Managers in their sole discretion may exempt from the Percentage Limit while owned by a Person who has provided the Trust with evidence and assurances acceptable to the Trust Managers that the qualification of the Trust as a REIT would not be jeopardized thereby. The Trust Managers, in their sole discretion, may at any time revoke any exception pursuant to this paragraph (h) in the case of any Person, and upon such revocation, the provisions of paragraph (a) hereof shall immediately become applicable to such Person and all Securities which such Person may own. A decision to exempt or refuse to exempt from the Percentage Limit the ownership of certain designated Securities, or to revoke an exemption previously granted, shall be made by the Trust Managers in their sole discretion, based on any reason whatsoever, including, but not limited to, the preservation of the Trust's qualification as a REIT.

     (i) Subject to the provisions of the first sentence of paragraph (b) hereof, nothing herein contained shall limit the ability of the Trust to impose or to seek judicial or other imposition of additional restrictions if deemed necessary or advisable to protect the Trust and the interests of its security holders by preservation of the Trust's status as a qualified REIT under the Code.

     (j) All Persons who own 5% or more of the Trust's outstanding Shares during any taxable year of the Trust shall file with the Trust an affidavit setting forth the number of Shares during such taxable year (i) owned directly (held of record by such Person or by a nominee or nominees of such Person) and
(ii) constructively owned (within the meaning of Section 544 of the Code or for purposes of Rule 13(d) of the Exchange Act) by the Person filing the affidavit. The affidavit to be filed with the Trust shall set forth all the information required to be reported (i) in returns of shareholders under Section 1.857-9 of the Treasury Regulations or similar provisions of any successor Treasury Regulations and (ii) in reports to be filed under Section 13(d) of the Exchange Act. The affidavit or an amendment to a previously filed affidavit shall be filed with the Trust annually within 60 days after the close of the Trust's taxable year. A Person shall have satisfied the requirements of this paragraph (j) if the person furnishes to the Trust the information in such person's possession after such person has made a good faith effort to determine the Shares it owns and to acquire the information required by income tax regulation 1.857-9 or similar provisions of any successor regulation.


                                ARTICLE TWENTY

     The Board of Trust Managers shall use its best efforts to cause the Trust and its shareholders to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to REITs. In furtherance of the foregoing, the Board of Trust Managers shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Trust as a REIT.


                              ARTICLE TWENTY-ONE

     Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by law or by the Declaration of Trust, may be called by the Trust Managers, any officer of the Trust or the holders of at least five percent (5%) of all of the shares entitled to vote at such meeting.


                              ARTICLE TWENTY-TWO

     This Declaration of Trust may be amended from time to time by the affirmative vote of the holders of at least two-thirds of the outstanding voting Shares, except that (i) Article Eleven hereof (relating to the prohibition against engaging in non-real estate investment trust businesses); (ii) Article Thirteen hereof (relating to the approval of Business Combinations); (iii) Article Eighteen hereof (relating to the number and removal of Trust Managers);
(iv) Article Nineteen hereof (relating to Share ownership requirements); and (v) this Article Twenty-Two may not be amended or repealed, and provisions inconsistent therewith and herewith may not be adopted, except by the affirmative vote of the holders of at least 80% of the outstanding voting Shares.


                             ARTICLE TWENTY-THREE

     If any provision of this Declaration of Trust or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court. In lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Declaration of Trust, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court or any arbitrator to whom disputes relating to this Declaration of Trust are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Article Twenty-Three.

     IN WITNESS WHEREOF, the undersigned Trust Managers do hereby execute this Third Amended and Restated Declaration of Trust as of the ____ day of ________, 1997.



                                                --------------------------------
                                                WILLIAM H. BRICKER


                                                --------------------------------
                                                T. PATRICK DUNCAN


                                                --------------------------------
                                                ROBERT E. GILES


                                                --------------------------------
                                                EDWARD B. KELLEY


                                                --------------------------------
                                                CHARLES W. WOLCOTT

STATE OF TEXAS                  (S)
                                (S)
COUNTY OF ______________        (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared William H. Bricker, in his capacity as Trust Manager of American Industrial Properties REIT, and acknowledged to me, Notary, in the presence of _____________________________________________________________________ and
____________________________________________________________, the undersigned competent witnesses, that he executed the foregoing instrument in the presence of the undersigned witnesses on behalf of the said American Industrial Properties REIT, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on the __________ day of _______________________, 1997.


                                                My commission expires:


                                                --------------------------------



STATE OF TEXAS                  (S)
                                (S)
COUNTY OF ______________        (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared T. Patrick Duncan, in his capacity as Trust Manager of American Industrial Properties REIT, and acknowledged to me, Notary, in the presence of _____________________________________________________________________ and
____________________________________________________________, the undersigned competent witnesses, that he executed the foregoing instrument in the presence of the undersigned witnesses on behalf of the said American Industrial Properties REIT, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on the _________ day of ______________________, 1997.


                                                My commission expires:


                                                --------------------------------

STATE OF TEXAS                  (S)
                                (S)
COUNTY OF ______________        (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Robert E. Giles, in his capacity as Trust Manager of American Industrial Properties REIT, and acknowledged to me, Notary, in the presence of _____________________________________________________________________ and
_____________________________________________________________, the undersigned competent witnesses, that he executed the foregoing instrument in the presence of the undersigned witnesses on behalf of the said American Industrial Properties REIT, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on the _________ day of _______________________, 1997.


                                                My commission expires:


                                                --------------------------------




STATE OF TEXAS                  (S)
                                (S)
COUNTY OF ______________        (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Edward B. Kelley, in his capacity as Trust Manager of American Industrial Properties REIT, and acknowledged to me, Notary, in the presence of _____________________________________________________________________ and
____________________________________________________________, the undersigned competent witnesses, that he executed the foregoing instrument in the presence of the undersigned witnesses on behalf of the said American Industrial Properties REIT, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on the _________ day of _________________________, 1997.


                                                My commission expires:


                                                --------------------------------

STATE OF TEXAS                  (S)
                                (S)
COUNTY OF ______________        (S)

     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Charles W. Wolcott, in his capacity as Trust Manager of American Industrial Properties REIT, and acknowledged to me, Notary, in the presence of _____________________________________________________________________ and
____________________________________________________________, the undersigned competent witnesses, that he executed the foregoing instrument in the presence of the undersigned witnesses on behalf of the said American Industrial Properties REIT, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     IN WITNESS WHEREOF, said Appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, at my office in the County and State aforesaid, on the _________ day of _________________________, 1997.


                                                My commission expires:


                                                --------------------------------

                                  APPENDIX B
                                  ----------

                      EMPLOYEE AND TRUST MANAGER INCENTIVE
                                   SHARE PLAN
                                       OF
                      AMERICAN INDUSTRIAL PROPERTIES REIT

1.  PURPOSE OF THE PLAN AND DEFINITIONS
    -----------------------------------

     1.1  Purpose.  The purposes of this Employee and Trust Manager Incentive
          -------
Share Plan (the "Plan") of American Industrial Properties REIT (the "Trust") are to:

     (a) furnish incentive to individuals chosen to receive share-based awards because they are considered capable of responding by improving operations and increasing profits;

     (b) encourage selected persons to accept or continue employment with the Trust; and

     (c) increase the interest of Trust Managers in the Trust's welfare through their participation in the growth in value of the Trust's Shares.

To accomplish these purposes, this Plan provides a means whereby Employees, Trust Managers and other enumerated persons may receive Awards.

     1.2  Definitions.  For purposes of this Plan, the following terms have the
          -----------
following meanings:

     "Affiliate" means a parent or subsidiary entity, to be interpreted in
      ---------
accordance with the comparable terms "parent" and "subsidiary" corporation in the applicable provisions (currently Section 424) of the Code at the time this definition is being applied.

     "Award" means any award under this Plan, including any grant of Options,
      -----
Restricted Shares, Share Appreciation Rights, Dividend Equivalent Rights or Trust Manager Shares.

     "Award Agreement" means, with respect to each Award, the written agreement
      ---------------
executed by the Trust and the Participant or other written document approved by the Committee setting forth the terms and conditions of the Award.

     "Board" means the Board of Trust Managers of the Trust.
      -----

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time, and any successor statute.

     "Commission" means the Securities and Exchange Commission and any successor
      ----------
agency.

     "Committee" has the meaning given it in Section 4.1.
      ---------

     "Common Shares" or "Shares" means common shares of beneficial interest of
      -------------      ------
the Trust, par value $0.10 per share.

     "Declaration of Trust" means the then operative declaration of trust
      --------------------
adopted by the shareholders of the Trust.

     "Dividend Equivalent Right" means an Award of rights pursuant to Section 9.
      -------------------------

     "Effective Date" has the meaning given it in Section 19.
      --------------

     "Employee" has the meaning ascribed to it for purposes of Section 3401(c)
      --------
of the Code and the Treasury Regulations adopted under that Section. It includes an officer or a Trust Manager who is also an employee of the Trust.

     "Employment Termination" means that a Participant has ceased, for any
      ----------------------
reason and with or without cause, to be an Employee or Trust Manager of, or a consultant to, the Trust or any Affiliate of the Trust. However, the term "Employment Termination" shall not include a Non-Employee Trust Manager ceasing to be a Trust Manager or a transfer of a Participant from the Trust to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence duly authorized by the Trust unless the Committee has provided otherwise.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended form time to time, and any successor statute.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, and any successor statute.

     "Exercise Notice" has the meaning given it in Section 6.1(h).
      ---------------

     "Executive Officer" means an eligible person who, as of the earlier of: (i)
      -----------------
the date an Award is vested, (ii) the date restrictions with respect to an Award lapse or (iii) the date a payment is made pursuant to an Award Agreement, is a "covered employee" as defined in Section 1.162-27(c)(2) of the Treasury Regulations and any successor Treasury Regulation adopted under Section 162(m).

     "Grant Date" has the meaning given it in Section 6.1(d).
      ----------

     "Incentive Share Option" or "ISO" mean any Option intended to be and
      ----------------------      ---
designated as an "incentive stock option" within the meaning of Section 422 of the Code or successor provision.

     "Non-Employee Trust Manager" means a person who qualifies as a "Non-
      --------------------------
Employee Director" as defined in Rule 16b-3 and an "outside director" as defined in Treasury Regulation (S)1.162-27(e)(3) and any successor Treasury Regulation.

     "Non-Qualified Share Option" or "NQO" mean any Option that is not an
      --------------------------      ---
Incentive Share Option.

     "Option" means an option granted under Section 5.
      ------

     "Participant" means an eligible person who is granted an Award.
      -----------

     "Plan" means this Employee and Trust Manager Incentive Share Plan.
      ----

     "Restricted Shares" means an Award granted under Section 7.
      -----------------

     "Retainer" has the meaning given it in Section 10.
      --------

     "Rule 16b-3" means Rule 16b-3 adopted under Section 16(b) of the Exchange
      ----------
Act or any successor rule, as it may be amended from time to time, and references to paragraphs or clauses of Rules 16b-3 refer to the corresponding paragraphs or clauses of Rule 16b-3 as it exists at the Effective Date or the comparable paragraph or clause of Rule 16b-3 or successor rule, as that paragraph or clause may thereafter be amended.

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time, and any successor statute.

     "Share Appreciation Right" means an Award granted under Section 8.
      ------------------------

     "Ten Percent Shareholder" means any person who, at the time this definition
      -----------------------
is being applied, owns, directly or indirectly (or is treated as owning by reason of attribution rules currently set forth in Code Section 424 or any successor statute), shares of the Trust constituting more than 10% of the total combined voting power of all classes of outstanding shares of the Trust or of any Affiliate of the Trust.

     "Trust" has the meaning given it in Section 1.1.
      -----

     "Trust Manager" means a person elected or appointed and serving as a trust
      -------------
manager of the Trust in accordance with the Declaration of Trust and the Texas Real Estate Investment Trust Act.

     "Trust Manager Option" has the meaning given it in Section 5.3.
      --------------------

     "Trust Manager Shares" means Shares issued to a Non-Employee Trust Manager
      --------------------
under Section 10.

2.  ELIGIBLE PERSONS
    ----------------

     Every person who, at or as of the Grant Date, is (a) a full-time Employee of the Trust or an Affiliate of the Trust, (b) a Trust Manager of the Trust or an Affiliate of the Trust, or (c) someone whom the Committee designates as eligible for an Award (other than for Incentive Share Options) because the person (i) performs bona fide consulting or advisory services for the Trust or an Affiliate of the Trust (other than services in connection with the offer or sale of securities in a capital-raising transaction) and (ii) has a direct and significant effect on the financial development of the Trust or an Affiliate of the Trust, shall be eligible to receive

Awards hereunder. Trust Managers of the Trust who are not full-time Employees are only eligible to receive Trust Manager Options under Section 5.3 and Trust Manager Shares under Section 10.

3.  SHARES SUBJECT TO THIS PLAN
    ---------------------------

     The total number of Shares that may be issued under Awards, all or any part of which may be issued to any Participant, is 800,000. Such Shares may consist, in whole or in part, of authorized and unissued Common Shares or Shares reacquired in private transactions or open market purchases, but all Shares issued under the Plan, regardless of their source, shall be counted against the 800,000 Share limitation. Any Shares that are retained by the Trust upon exercise or settlement of an Award in order to satisfy the exercise price in whole or in part, or to pay withholding taxes due with respect to such exercise or settlement, shall be treated as issued to the Participant and will thereafter not be available under the Plan. The number of Shares reserved for issuance under this Plan is subject to adjustment in accordance with the provisions for adjustment in this Plan.

4.  ADMINISTRATION
    --------------

     4.1  Committee.  This Plan shall be administered by a committee (the
          ---------
"Committee") appointed by the Board. The Committee shall be constituted so that, as long as Shares are registered under Section 12 of the Exchange Act, each member of the Committee shall be a Non-Employee Trust Manager. The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board; provided, however, the Committee shall not consist of fewer than two persons.

     4.2  Duration, Removal, Etc.  The members of the Committee shall serve at
          ----------------------
the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from the Committee by giving at least three days' written notice to the Board. The Board, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board shall promptly fill any vacancy that causes the number of members of the Committee to be fewer than two or any other minimum number that Rule 16b-3 may require from time to time (unless the Board expressly determines not to have Awards under the Plan comply with Rule 16b-3).

     4.3  Meetings and Actions of Committee.  The Board shall designate which of
          ---------------------------------
the Committee members shall be the chairperson of the Committee. If the Board fails to designate a chairperson for the Committee, the members of the Committee shall elect one of the Committee members as chairperson, who shall act as chairperson until he or she ceases to be a member of the Committee or until the Board elects a new chairperson. The Committee shall hold its meetings at those times and places as the chairperson of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required and a quorum shall be deemed present if at least a majority of the members of the Committee is present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote of all of its members present at a meeting at which a quorum is present and a unanimous vote of the members of the Committee shall be required if the Committee is comprised of only two members; provided, however, that any decision or determination reduced to
             --------  -------
writing and signed by all members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with this Plan, the Declaration of Trust or bylaws of the Trust or Rule 16b-3 (so long as it is applicable).

     4.4  Committee's Powers.  Subject to the express provisions of this Plan
          ------------------
and Rule 16b-3 (so long as it is applicable), the Committee shall have the authority, in its sole discretion: (a) to adopt, amend and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the eligible persons to whom, and the time or times at which, Awards shall be granted; (c) to determine the number of Shares that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement (which need not be identical) and any amendments thereto, including provisions defining or otherwise relating to (i) the period or periods and extent of exercisability of any Option or Share Appreciation Right, (ii) the extent to which the transferability of Shares issued or transferred pursuant to any Award is restricted, (iii) the effect of Employment Termination on an Award, and (iv) the effect of approved leaves of absence (consistent with any applicable Treasury Regulations); (e) to accelerate the time of exercisability of any Option, Dividend Equivalent Right or Share Appreciation Right; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the fair market value of Shares; (h) to waive any provision, condition or limitation set forth in an Award Agreement; (i) to delegate its duties under the Plan to such agents as it may appoint from time to time, provided, however, that the Committee may not delegate its duties with respect
--------  -------
to making or exercising discretion with respect to Awards to eligible persons if such delegation would cause Awards not to qualify for the exemptions provided by Rule 16b-3 (unless the Board expressly determines not to have Awards under the Plan comply with Rule 16b-3); and (j) to make all other determinations, perform all other acts and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 (so long as it is applicable), the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award or in any Award Agreement in the manner and to the extent it deems necessary or desirable to implement the Plan, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 4.4 shall be final and conclusive. Notwithstanding any provision in this Plan to the contrary, Awards will be made to Non-Employee Trust Managers only under Sections 5.3 and 10 of this Plan. In addition, notwithstanding any provision of this Plan to the contrary, the Committee may not in any manner exercise discretion under the Plan with respect to any Awards made to Non-Employee Trust Managers.

     4.5  Term of Plan.  No Awards shall be granted under this Plan after 10
          ------------
years from the Effective Date of this Plan.

5.  GRANT OF OPTIONS
    ----------------

     5.1  Written Agreement.  Each Option shall be evidenced by an Award
          -----------------
Agreement. The Award Agreement shall specify whether each Option it evidences is a NQO or an ISO.

     5.2  Annual $100,000 Limitation on ISOs.  To the extent that the aggregate
          ----------------------------------
"fair market value" of Shares with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account ISOs granted under this Plan and any other plan of the Trust or any Affiliate of the Trust, the Options covering such additional Shares becoming exercisable in that year shall cease to be ISOs and thereafter be NQOs. For this purpose, the "fair market value" of Shares subject to Options shall be determined as of the date the Options were granted. In reducing the number of Options treated as ISOs to meet this $100,000 limit, the most recently granted Options shall be reduced first.

     5.3  Annual Grants to Non-Employee Trust Managers.  On the last day of each
          --------------------------------------------
calendar year beginning with the last day of 1997, each Non-Employee Trust Manager who is then a member of the Board shall automatically be granted a NQO to purchase 5,000 Shares. Each option referred to in the previous sentence is referred to as a "Trust Manager Option." The exercise price of Trust Manager Options shall be the fair market value of the Shares subject to the Option on the date the Option is granted. Each Trust Manager Option shall be fully exercisable commencing six months after the date of grant and continuing, unless sooner terminated as provided in this Plan, for 10 years after the date it is granted. If, for any reason other than death or permanent and total disability, a Non-Employee Trust Manager ceases to be a member of the Board, each Trust Manager Option held by that Non-Employee Trust Manager on the date that the Non-Employee Trust Manager ceases to be a member of the Board may be exercised in whole or in part at any time within one year after the date of such termination or until the expiration of the Trust Manager Option, whichever is earlier. If a Non-Employee Trust Manager dies or becomes permanently and totally disabled (within the meaning of Section 422(c)(6) of the Code) while a member of the Board (or within the period that the Trust Manager Options remain exercisable after the Non-Employee Trust Manager ceases to be a member of the Board), each Trust Manager Option then held by that Non-Employee Trust Manager may be exercised, in whole or in part, by the Non-Employee Trust Manager, by the Non-Employee Trust Manager's personal representative or by the person to whom the Non-Employee Trust Manager transferred the Trust Manager Option by will or the laws of descent and distribution, at any time within two years after the date of death or permanent and total disability of the Non-Employee Trust Manager or until the expiration date of the Trust Manager Option, whichever is earlier. Nothing in this Section 5.3 or in Section 6.1(c) shall have the effect of accelerating the six-month period during which Trust Manager Options are not exercisable. Each Trust Manager Option shall be evidenced by an Award Agreement.

6.  CERTAIN TERMS AND CONDITIONS OF OPTIONS AND OTHER AWARDS
    --------------------------------------------------------

     Each Option shall be designated as an ISO or a NQO and shall be subject to the terms and conditions set forth in Section 6.1. Notwithstanding the foregoing, the Committee may provide for different terms and conditions in any Award Agreement or amendment thereto as provided in Section 4.4.

     6.1  All Awards.  All Options and other Awards shall be subject to the
          ----------
following terms and conditions:

     (a) Changes in Capital Structure.  If the number of outstanding Shares is
         ----------------------------
increased by means of a share dividend payable in Shares, a share split or other subdivision or by a reclassification of Shares, then, from and after the record date for such dividend, subdivision or reclassification, the number and class of Shares subject to this Plan (including without limitation its Sections 3, 5.3 and 10) and each outstanding Award shall be increased in proportion to such increase in outstanding Shares and the then-applicable exercise price of each outstanding Award shall be correspondingly decreased. If the number of outstanding Shares is decreased by means of a share split or other subdivision or by a reclassification of Shares, then, from and after the record date for such split, subdivision or reclassification, the number and class of Shares subject to this Plan (including without limitation its Sections 3, 5.3 and 10) and each outstanding Award shall be decreased in proportion to such decrease in outstanding Shares and the then-applicable exercise price of each outstanding Award shall be correspondingly increased.

     (b) Certain Corporate Transactions.  This Section 6.1(b) addresses the
         ------------------------------
impact of certain corporate transactions on outstanding Awards other than Awards granted to Non-Employee Trust Managers (except to the extent provided in Section 6.1(c)) and other than transactions requiring adjustments in accordance with
Section 6.1(a). In the case of any reclassification or change of outstanding Shares issuable upon exercise of an outstanding Award or in the case of any consolidation or merger of the Trust with or into another entity (other than a merger in which the Trust is the surviving entity and which does not result in any reclassification or change in the then-outstanding Shares) or in the case of any sale or conveyance to another entity of the property of the Trust as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Trust or such successor or purchasing entity, as the case may be, shall make lawful and adequate provision whereby the holder of each outstanding Award shall thereafter have the right, on exercise of such Award, to receive the kind and amount of securities, property and/or cash receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Award immediately before such reclassification, change, consolidation, merger, sale or conveyance. Such provision shall include adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 6.1(a). Notwithstanding the foregoing, if such a transaction occurs, in lieu of causing such rights to be substituted for outstanding Awards, the Committee may, upon 20 days' prior written notice to Participants in its sole discretion: (i) shorten the period during which Awards are exercisable, provided they remain exercisable, to the extent otherwise exercisable, for at least 20 days after the date the notice is given, or (ii) cancel an Award upon payment to the Participant in cash, with respect to each Award to the extent then exercisable, of an amount which, in the sole discretion of the Committee, is determined to be equivalent to the amount, if any, by which the fair market value (at the effective time of the transaction) of the consideration that the Participant would have received if the Award had been exercised before the effective time exceeds the exercise price of the Award. The actions described in this Section 6.1(b) may be taken without regard to any resulting tax consequences to the Participant. The fourth sentence of this Section 6.1(b) shall not apply to any Award held by a person then subject to Section 16(b) if such Award has not been outstanding for at least six months.

     (c) Special Rule For Non-Employee Trust Managers.  In the case of any of
         --------------------------------------------
the transactions described in the second sentence of Section 6.1(b), that second sentence and the third sentence, but not the fourth sentence, of Section 6.1(b) shall apply to any outstanding Options granted to Non-Employee Trust Managers under Section 5.3.

     (d) Grant Date.  Each Award Agreement shall specify the date as of which it
         ----------
shall be effective (the "Grant Date").

     (e) Fair Market Value.  For purposes of this Plan, the fair market value of
         -----------------
Shares shall be determined as follows:

         (i) If the Shares are listed on any established stock exchange or a national market system, including, without limitation, the National Market System of the National Association of Securities Dealers Automated Quotation System, its fair market value shall be the closing sales price for the Shares, or the mean between the high bid and low asked prices if no sales were reported, as quoted on such system or exchange (or, if the Shares are listed on more than one exchange, then on the largest such exchange) for the date the value is to be determined (or if there are no sales or bids for such date, then for the last preceding business day on which there were sales or bids), as reported in The Wall Street Journal or similar publication.

         (ii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be determined in good faith by the Committee, with reference to the Trust's net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Trust, the economic outlook in the Trust's industry, the Trust's position in the industry and its management, and the values of stock of other corporations in the same or similar lines of business.

     (f) Time of Exercise; Vesting.  Awards may, in the sole discretion of the
         -------------------------
Committee, be exercisable or may vest, and restrictions may lapse, as the case may be, at such times and in such amounts as may be specified by the Committee in the grant of the Award.

     (g) Nonassignability of Rights.  No Award that is a derivative security (as
         --------------------------
defined in Rule 16a-1(c) under the Exchange Act) shall be transferable other than with the consent of the Committee (which consent will not be granted in the case of ISOs unless the conditions for transfer of ISOs specified in the Code have been satisfied) or by will or the laws of the descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA. Awards requiring exercise shall be exercisable only by the Participant, assignees that were approved by the Committee, executors, administrators or beneficiaries of the Participant (who are the permitted transferees hereunder), guardians or members of a committee for an incompetent Participant, or similar persons duly authorized by law to administer the estate or assets of a Participant.

     (h) Notice and Payment.  To the extent it is exercisable, an Award shall be
         ------------------
exercisable only by written or recorded electronic notice of exercise, in the manner specified by the Committee from time to time, delivered to the Trust or its designated agent during the term of the Award (the "Exercise Notice"). The Exercise Notice shall: (a) state the number of Shares with respect to which the Award is being exercised; (b) be signed by the holder of the Award or by the person authorized to exercise the Award pursuant to Section 6.1(g); and (c) include such other information, instruments and documents as may be required to satisfy any other condition to exercise set forth in the Award Agreement. Except as provided below, payment in full, in cash or check, shall be made for all Shares purchased at the time notice of exercise of an Award is given to the Trust. The proceeds of any payment shall constitute general funds of the Trust. At the time an Award is granted or before it is exercised, the Committee, in the exercise of its sole discretion, may authorize any one or more of the following additional methods of payment:

          (i) for all Participants other than officers and Trust Managers, acceptance of such Participants' full recourse promissory note for some or all of the exercise price of the Shares being acquired, payable on such terms and bearing such interest rate as determined by the Committee, and secured in such manner, if at all, as the Committee shall approve, including, without limitation, by a security interest in the Shares which are the subject of the Award or other securities;

          (ii) for all Participants, delivery by such Participants of Shares of the Trust already owned by such Participants for all or part of the exercise price of the Award being exercised, provided that the fair market value of such Shares are equal on the date of exercise to the exercise price of the Award being exercised, or such portion thereof as the Participants are authorized to pay and elects to pay by delivery of such Shares;

          (iii) for all Participants, surrender by such Participants, or withholding by the Trust from the Shares issuable upon exercise of the Award, of a number of Shares subject to the Award being exercised with a fair market value equal to some or all of the exercise price of the Shares being acquired, together with such documentation as the Committee and the broker, if applicable, shall require; or

          (iv) for all Participants, to the extent permitted by applicable law, payment may be made pursuant to arrangements with a brokerage firm under which that brokerage firm, on behalf of such Participants, shall pay to the Trust the exercise price of the Award being exercised (either as a loan to the Participant or from the proceeds of the sale of Shares issued under that Award), and the Trust shall promptly cause the Shares being purchased under the Award to be delivered to the brokerage firm. Such transactions shall be effected in accordance with the procedures that the Committee may establish from time to time.

If the exercise price is satisfied in whole or in part by the delivery of Shares pursuant to paragraph (ii) above, the Committee may issue the Participant an additional Option, with terms identical to those set forth in the option agreement governing the exercised Option, except for the exercise price which shall be the fair market value used for such delivery and the number of Shares subject to such additional Option shall be the number of Shares so delivered.

     (i) Termination of Employment.  Any Award or portion thereof which has not
         -------------------------
vested on or before the date of a Participant's Employment Termination shall expire on the date of

Employment Termination. As to an Award or portion thereof that has vested by the time of Employment Termination, the Committee shall establish, in respect of each Award when granted, the effect of an Employment Termination on the rights and benefits thereunder and in so doing may, but need not, make distinctions based upon the cause of termination (such as retirement, death, disability or other factors) or which party effected the termination (the employer or the Employee). Notwithstanding any other provision in this Plan or the Award Agreement, the Committee may decide in its discretion at the time of any Employment Termination (or within a reasonable time thereafter) to extend the exercise period of an Award (but not beyond the period specified in Section 6.2(b) or 6.3(b), as applicable) and not decrease the number of Shares covered by the Award with respect to which the Award is exercisable or vested. A transfer of a Participant from the Trust to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence duly authorized by the Trust, shall not be deemed an Employment Termination or a break in continuous employment unless the Committee has provided otherwise.

     (j) Death.  Any Award or portion thereof which has not vested on or before
         -----
the date of the Participant's death shall expire on the date of such Participant's death. As to an Award or portion thereof that has vested by the date of death of the Participant, such Awards or portions thereof must be exercised within two years of the date of the Participant's death by a person authorized under this Plan to exercise such Awards.

     (k) Payment of Dividends Upon Exercise of Options.  Upon exercise of an
         ---------------------------------------------
Option, the Participant shall be entitled to receive a cash payment from the Trust equal to the amount of dividends that have been paid from the Grant Date of the Option through the date of exercise of the Option on that number of Common Shares that is equal to the number of Common Shares being purchased upon exercise of such Option.

     (l) Other Provisions.  Each Award Agreement may contain such other terms,
         ----------------
provisions and conditions not inconsistent with this Plan, as may be determined by the Committee, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify such Option as an "incentive stock option" within the meaning of Section 422 of the Code, unless the Committee determines otherwise.

     (m) Withholding and Employment Taxes.  At the time of exercise of an Award,
         --------------------------------
the lapse of restrictions on an Award or a disqualifying disposition of Shares issued under an ISO (within the meaning of Section 6.3(c)), the Participant shall remit to the Trust in cash all applicable federal and state withholding and employment taxes. If and to the extent authorized and approved by the Committee in its sole discretion, a Participant may elect, by means of a form of election to be prescribed by the Committee, to have Shares which are acquired upon exercise of an Award withheld by the Trust or tender other Shares owned by the Participant to the Trust at the time the amount of such taxes is determined, in order to pay the amount of such tax obligations, subject to such limitations as the Committee determines are necessary or appropriate to comply with Rule 16b-3 in the case of Participants who are subject to Section 16(b). For example, the Committee may require that the election be irrevocable and that the election not be made within six months of the acquisition of the securities to be tendered to satisfy the tax withholding obligation (except that this limitation shall not apply in the event that death or disability of the Participant occurs before the expiration of the six-month period). Any

Shares so withheld or tendered shall be valued by the Trust as of the date they are withheld or tendered. If Shares are tendered to satisfy such withholding tax obligation, the Committee may issue the Participant an additional Option, with terms identical to those set forth in the option agreement governing the Option exercised, except that the exercise price shall be the fair market value used by the Trust in accepting the tender of Shares for such purpose and the number of Shares subject to the additional Option shall be the number of Shares tendered by the Participant.

     6.2  Terms and Condition to Which Only NQOs Are Subject.  Options granted
          --------------------------------------------------
under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

     (a) Exercise Price.  The exercise price of a NQO shall be determined by the
         --------------
Committee; provided, however, that the exercise price of a NQO shall not be less
           --------  -------
than 100% of the fair market value of the Shares subject to the Option on the Grant Date or, if required by applicable state securities laws in the case of a NQO granted to any Ten Percent Shareholder, not less than 110% of such fair market value.

     (b) Option Term.  Unless an earlier expiration date is specified by the
         -----------
Committee at the Grant Date, each NQO shall expire 10 years after the Grant Date or, if required by applicable state securities laws in the case of a NQO granted to a Ten Percent Shareholder, five years after the Grant Date.

     6.3  Terms and Conditions to Which Only ISOs Are Subject.  Options granted
          ---------------------------------------------------
under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

     (a) Exercise Price.  The exercise price of an ISO shall be determined in
         --------------
accordance with the applicable provisions of the Code and shall in no event be less than 100% of the fair market value of the Shares covered by the ISO at the Grant Date; provided, however, that the exercise price of an ISO granted to a
            --------  -------
Ten Percent Shareholder shall not be less than 110% of such fair market value.

     (b) Option Term.  Unless an earlier expiration date is specified by the
         -----------
Committee at the Grant Date, each ISO shall expire 10 years after the Grant Date; provided, however, that an ISO granted to a Ten Percent Shareholder shall
      --------  -------
expire no later than five years after the Grant Date.

     (c) Disqualifying Dispositions.  If Shares acquired by exercise of an ISO
         --------------------------
are disposed of within two years after the Grant Date or within one year after the transfer of the Shares to the optionee, the holder of the Shares immediately before the disposition shall promptly notify the Trust in writing of the date and terms of the disposition, shall provide such other information regarding the disposition as the Trust may reasonably require and shall pay the Trust any withholding and employment taxes which the Trust in its sole discretion deems applicable to the disposition.

     (d) Termination of Employment.  All vested ISOs must be exercised within
         -------------------------
three months of the Employment Termination of the optionee unless such Employment Termination is due to the employee being disabled (within the meaning of Section 422 (c)(6) of the Code), in which case the ISO shall be exercised within one year of the Employment Termination.

     6.4  Surrender of Options.  The Committee, acting in its sole discretion,
          --------------------
may include a provision in an option agreement allowing the optionee to surrender the Option covered by the agreement, in whole or in part in lieu of exercise in whole or in part, on any date that the fair market value of the Shares subject to the Option exceeds the exercise price and the Option is exercisable (to the extent being surrendered). The surrender shall be effected by the delivery of the option agreement, together with a signed statement which specifies the number of shares as to which the optionee is surrendering the Option, together with a request for such type of payment. Upon such surrender, the optionee shall receive (subject to any limitations imposed by Rule 16b-3), at the election of the Committee, payment in cash or Shares, or a combination of the two, equal to (or equal in fair market value to) the excess of the fair market value of the Shares covered by the portion of the Option being surrendered on the date of surrender over the exercise price for such Shares. The Committee, acting in its sole discretion, shall determine the form of payment, taking into account such factors as it deems appropriate. To the extent necessary to satisfy Rule 16b-3, the Committee may terminate an optionee's rights to receive payments in cash for fractional Shares. Any option agreement providing for such surrender privilege shall also incorporate such additional restrictions on the exercise or surrender of Options as may be necessary to satisfy the conditions of Rule 16b-3.

7.  RESTRICTED SHARES.
    -----------------

     Restricted Shares shall be subject to the following terms and conditions:

     7.1  Grant.  The Committee may grant one or more Awards of Restricted
          -----
Shares to any Participant other than Non-Employee Trust Managers. Each Award of Restricted Shares shall specify the number of Shares to be issued to the Participant, the date of issuance and the restrictions imposed on the Shares including the conditions of release or lapse of such restrictions. Unless the Committee provides otherwise, the restrictions shall not lapse earlier than six months after the date of the Award. Pending the lapse of restrictions, Share certificates evidencing Restricted Shares shall bear a legend referring to the restrictions and shall be held by the Trust. Prior to the issuance of any Restricted Shares, the Participant receiving such Restricted Shares shall pay to the Trust an amount of cash equal to, at a minimum, the par value per Restricted Share multiplied by the number of Restricted Shares to be issued. Upon the issuance of Restricted Shares, the Participant may be required to furnish such additional documentation or other assurances as the Committee may require to enforce the restrictions.

     7.2  Restrictions.  Except as specifically provided elsewhere in this Plan
          ------------
or the Award Agreement regarding Restricted Shares, Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions have lapsed and the rights to the Shares have vested. The Committee may in its discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine.

     7.3  Dividends.  Unless otherwise determined by the Committee, cash
          ---------
dividends with respect to Restricted Shares shall be paid to the recipient of the Award of Restricted Shares on the normal dividend payment dates, and dividends payable in Shares shall be paid in the form of Restricted Shares having the same terms as the Restricted Shares upon which such dividend is paid. Each Award Agreement for Awards of Restricted Shares shall specify whether and, if so, the extent to which the Participant shall be obligated to return to the Trust any cash dividends paid with respect to any Restricted Shares which are subsequently forfeited.

     7.4  Forfeiture of Restricted Shares.  Except to the extent otherwise
          -------------------------------
provided in the governing Award Agreement, when a Participant's Employment Termination occurs, the Participant shall forfeit all Restricted Shares still subject to restriction.

8.  SHARE APPRECIATION RIGHTS
    -------------------------

     The Committee may grant Share Appreciation Rights to eligible persons other than Non-Employee Trust Managers. A Share Appreciation Right shall entitle its holder to receive from the Trust, at the time of exercise of the right, an amount in cash equal to (or, at the Committee's discretion, Shares equal in fair market value to) the excess of the fair market value (at the date of exercise) of a Share over a specified price fixed by the Committee in the governing Award Agreement multiplied by the number of Shares as to which the holder is exercising the Share Appreciation Right. The specified price fixed by the Committee shall not be less than the fair market value of the Shares at the date of grant of the Share Appreciation Right. Share Appreciation Rights may be granted in tandem with any previously or contemporaneously granted Option or independent of any Option. The specified price of a tandem Share Appreciation Right shall be the exercise price of the related Option. Any Share Appreciation Rights granted in connection with an ISO shall contain such terms as may be required to comply with Section 422 of the Code.

9.  DIVIDEND EQUIVALENT RIGHTS
    --------------------------

     9.1  General.  The Committee shall have the authority to grant Dividend
          -------
Equivalent Rights to Participants other than Non-Employee Trust Managers upon such terms and conditions as it shall establish, subject in all events to the following limitations and provisions of general application set forth in this Plan. Each Dividend Equivalent Right shall entitle a holder to receive, for a period of time to be determined by the Committee, a payment equal to the quarterly dividend declared and paid by the Trust on one Common Share. If the right relates to a specific Option, the period shall not extend beyond the earliest of the date the Option is exercised, the date any Share Appreciation Right related to the Option is exercised, or the expiration date set forth in the Option.

     9.2  Rights and Options.  Each right may relate to a specific Option
          ------------------
granted under this Plan and may be granted to the optionee either concurrently with the grant of such Option or at such later time as determined by the Committee, or each right may be granted independent of any Option.

     9.3  Payments.  The Committee shall determine at the time of grant whether
          --------
payment pursuant to a right shall be immediate or deferred and if immediate, the Trust shall make payments pursuant to each right concurrently with the payment of the quarterly dividend to holders of Common Shares. If deferred, the payments shall not be made until a date or the occurrence of an event specified by the Committee and then shall be made within 30 days after the occurrence of the specified date or event, unless the right is forfeited under the terms of the

Plan or applicable Award Agreement.

     9.4  Termination of Employment.  In the event of Employment Termination,
          -------------------------
any Dividend Equivalent Right held by such Participant on the date of Employment Termination shall be forfeited, unless otherwise expressly provided by the Committee.

10.  TRUST MANAGER SHARES
     --------------------

     10.1  Election.  The Trust intends to pay each Non-Employee Trust Manager
           --------
an annual fee in the amount set from time to time by the Board (the "Retainer"). Each Non-Employee Trust Manager shall be entitled to receive his or her Retainer exclusively in cash, exclusively in unrestricted Shares ("Trust Manager Shares") or any portion in cash and Trust Manager Shares. Following the approval of this Plan by the shareholders of the Trust, each Non-Employee Trust Manager shall be given the opportunity, during the month the Non-Employee Trust Manager first becomes a Non-Employee Trust Manager and during each December thereafter, to elect among these choices for the balance of the calendar year (in the case of the election made during the month the Non-Employee Trust Manager first becomes a Non-Employee Trust Manager) and for the ensuing year (in the case of a subsequent election made during any December). If the Non-Employee Trust Manager chooses to receive at least some of his or her Retainer in Trust Manager Shares, the election shall also indicate the percentage of the Retainer to be paid in Trust Manager Shares. If a Non-Employee Trust Manager makes no election during his or her first opportunity to make an election, the Non-Employee Trust Manager shall be assumed to have elected to receive his or her entire Retainer in cash. If a Non-Employee Trust Manager makes no election during any succeeding election month, the Non-Employee Trust Manager shall be assumed to have remade the election then currently in effect for that Non-Employee Trust Manager.

     10.2  Issuance.  The Trust shall make the first issuance of Trust Manager
           --------
Shares on the first trading day following the last day of the full calendar quarter following the approval of the Plan by the Trust's shareholders. Subsequent issuances of Trust Manager Shares shall be made on the first trading day of each subsequent calendar quarter and shall be made to all persons who are Non-Employee Trust Managers on that trading day except any Non-Employee Trust Manager whose Retainer is to be paid entirely in cash. The number of Shares issuable to those Non-Employee Trust Managers on the relevant trading date indicated above shall equal:

                                  (% x R) / P
                                       -
                                       4

where:
-----
     % = the percentage of the Non-Employee Trust Manager's Retainer that the Non-Employee Trust Manager elected or is deemed to have elected to receive in the form of Trust Manager Shares, expressed as a decimal;

     R = the Non-Employee Trust Manager's Retainer for the year during which the issuance occurs;

     P  =  the fair market value of Shares determined in accordance with Section

           6.1(e).


Trust Manager Shares shall not include any fractional Shares. Fractions shall be rounded to the nearest whole Share.

11.  SECURITIES LAWS
     ---------------

     Nothing in this Plan or in any Award or Award Agreement shall require the Trust to issue any Shares with respect to any Award if, in the opinion of counsel for the Trust, that issuance could constitute a violation of the Securities Act, any other law or the rules of any applicable securities exchange or securities association then in effect. As a condition to the grant or exercise of any Award, the Trust may require the Participant (or, in the event of the Participant's death, the Participant's legal representatives, heirs, legatees or distributees) to provide written representations concerning the Participant's (or such other person's) intentions with regard to the retention or disposition of the Shares covered by the Award and written covenants as to the manner of disposal of such Shares as may be necessary or useful to ensure that the grant, exercise or disposition will not violate the Securities Act, any other law or any rule of any applicable securities exchange or securities association then in effect. The Trust shall not be required to register any Shares under the Securities Act or register or qualify any Shares under any state or other securities laws.

12.  EMPLOYMENT OR OTHER RELATIONSHIP
     --------------------------------

     Nothing in this Plan or any Award shall in any way interfere with or limit the right of the Trust or any of its Affiliates to terminate any Participant's employment or status as a consultant or Trust Manager at any time, nor confer upon any Participant any right to continue in the employ of, or as a Trust Manager or consultant of, the Trust or any of its Affiliates.

13.  AMENDMENT, SUSPENSION AND TERMINATION OF PLAN
     ---------------------------------------------

     The Board may at any time amend, suspend or discontinue this Plan without shareholder approval, except as required by applicable law; provided, however,
                                                            --------  -------
that no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Participant under any Award previously granted, without the Participant's consent, except to conform this Plan and Awards granted to the requirements of federal or other tax laws including without limitation Section 422 of the Code and/or ERISA, or to the requirements of Rule 16b-3. The provisions of the Plan relating to Awards for Non-Employee Trust Managers may not be amended more than once each six months. The Board may choose to require that the Trust's shareholders approve any amendment to this Plan in order to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or for any other reason.

14.  LIABILITY AND INDEMNIFICATION OF THE COMMITTEE
     ----------------------------------------------

     No person constituting, or member of the group constituting, the Committee shall be liable for any act or omission on such person's part, including but not limited to the exercise of any power or discretion given to such member under this Plan, except for those acts or omissions resulting from such member's gross negligence or willful misconduct. The Trust shall indemnify each present and future person constituting, or member of the group constituting, the Committee against, and each person or member of the group constituting the Committee shall be entitled without further act on his or her part to indemnity from the Trust for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by such person in connection with or arising out of any action, suit or proceeding to the fullest extent permitted by law and by the Declaration of Trust and Bylaws of the Trust.

15.  GRANTS TO PERSONS EXPECTED TO BECOME EMPLOYEES OR TRUST MANAGERS
     ----------------------------------------------------------------

     As allowed by this Plan, the Committee may grant Awards (other than ISOs) to persons who are expected to become Employees, Trust Managers (other than Non-Employee Trust Managers) or consultants of the Trust. The grant shall be deemed to have been made upon the date the grantee becomes an Employee, Trust Manager or consultant of the Trust without further action or approval by the Committee.

16.  CERTAIN TRUST MANAGERS AND OFFICERS
     -----------------------------------

     All Award Agreements for Participants who are subject to Section 16(b) shall be deemed to include such additional limitations, terms and provisions as Rule 16b-3 then requires unless the Committee determines that any such Award should not comply with the requirements of Rule 16b-3. All Award Agreements relating to ISOs shall be deemed to include such additional terms and provisions as Section 422 of the Code or any successor provision thereto then requires under the Committee expressly determines that such Award should not comply with such requirements.

17.  SECURITIES LAW LEGENDS
     ----------------------

     Certificates of Shares and Restricted Shares, when issued, may have the following legend and statements of other applicable restrictions endorsed thereon:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
          OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY
          TO THE ISSUER (WHICH, IN THE SOLE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE ANY APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

This legend shall not be required for any Shares issued pursuant to an effective registration statement under the Securities Act.

18.  SEVERABILITY
     ------------

     If any provision of this Plan is held to be illegal or invalid for any reason, that illegality or invalidity shall not affect the remaining portions of the Plan, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan. Such an illegal or invalid provision shall be replaced by a revised provision that most nearly comports to the substance of the illegal or invalid provision. If any of the terms or provisions of this Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to eligible persons who are subject to Section 16(b) or
Section 422 of the Code (with respect to ISOs)), those conflicting terms or provisions shall be deemed inoperative to the extent they conflict with those requirements. With respect to ISOs, if this Plan does not contain any provision required to be included in a plan under Section 422 of the Code, that provision shall be deemed to be incorporated into this Plan with the same force and effect as if it had been expressly set out in this Plan; provided, however, that, to
                                                  --------  -------
the extent any Option that is intended to qualify as an ISO cannot so qualify, that Option (to that extent) shall be deemed to be a NQO for all purposes of the Plan.

19.  EFFECTIVE DATE AND PROCEDURAL HISTORY
     -------------------------------------

     This Plan was originally approved by the Trust's Board on January 27, 1997. It was approved in that form by the holders of the Trust's voting shares on ___________________________ (the "Effective Date").

PROXY

                      AMERICAN INDUSTRIAL PROPERTIES REIT
           THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST MANAGERS OF
                      AMERICAN INDUSTRIAL PROPERTIES REIT
                    ANNUAL MEETING TO BE HELD JUNE 11, 1997

The undersigned hereby appoints Charles W. Wolcott and Marc A. Simpson, and each of them, jointly and severally, as Proxies, each with the full power of substitution, to vote all of the undersigned's Common Shares of Beneficial Interest in the Trust, held of record on ______, 1997, at the Annual Meeting of Shareholders or at any postponements or adjournments thereof, on the proposals set forth on the reverse side, as directed.

If the shareholders fail to approve the Recapitalization Plan, there will be cumulative voting to elect the Trust Managers. Shareholders intending to cumulate votes must give written notice to the Trust of such intention on or before the day preceding the election.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTION MADE BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE FIRST, SECOND, THIRD AND FOURTH PROPOSALS. THE PROXIES WILL VOTE WITH RESPECT TO THE FIFTH PROPOSAL ACCORDING TO THEIR BEST JUDGMENT. Please sign exactly as your name appears on your Share certificate. When Shares are held in more than one name, all parties should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

1.  Adoption of Recapitalization Plan

For     Against      Abstain
[_]       [_]          [_]

2.  Ratification of the selection of  Ernst & Young LLP as independent auditors

For     Against      Abstain
[_]       [_]          [_]

3.  Election of Trust Managers *

Nominees: William H. Bricker, T. Patrick Duncan, Robert E. Giles, Edward B.
--------
Kelley, Charles W. Wolcott

For     Withhold
        Authority
[_]        [_]

4. Postponement or adjournment of the Annual Meeting for the solicitation of additional votes, if necessary

For     Against       Abstain
[_]       [_]          [_]

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF

For     Against       Abstain
[_]       [_]          [_]

* Instruction: To withhold authority to vote for any of the above nominees, strike a line through that nominee's name in the list above. To withhold authority to vote for all nominees, mark the "Withhold Authority" box.

By signing and returning this Proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy statement delivered herewith.

By signing and returning this Proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy statement delivered herewith.


_________________________________                                   ____________
Signature of Shareholder                                                 Date

_________________________________                                   ____________
Signature if Shares held                                                 Date
in more than one name

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.